EXHIBIT 10.29

              MSI LEASE MOUNTAIN VIEW CORPORATE CENTER OFFICE LEASE

                  THIS LEASE, made and entered this 15th day of March, 2002, by and between W9/MTN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "LANDLORD"), and MANAGED STORAGE INTERNATIONAL, a Delaware corporation (hereinafter referred to as "TENANT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the leased premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

                  1.       LEASED PREMISES.

                  1.1 GRANT OF LEASED PREMISES; THE BUILDING; AND THE PROJECT. Landlord hereby leases to Tenant and Tenant leases from Landlord those certain premises set forth in Section 6.1 of the Summary (hereinafter referred to as the "LEASED PREMISES") which Leased Premises are located in the building described in Section 6.2 of the Summary (hereinafter referred to as the "BUILDING"). The Building is part of an office project known as "Mountain View Corporate Center" which contains additional office buildings located adjacent to the Building at 12202 Airport Way and 12101 Airport Way (collectively the "ADJACENT BUILDINGS"). The term "PROJECT," as used in this Lease, shall mean (i) the Building, (ii) the Adjacent Buildings, (iii) any outside plaza areas, land and other improvements surrounding the Building and the Adjacent Buildings, (iv) the Common Areas, as defined below in Section 14.1, (v) at Landlord's discretion, any additional real property, areas, buildings or other improvements added thereto pursuant to the terms of Section 1.4 of this Lease and (vi) the land upon which any of the foregoing are situated (the "REAL PROPERTY"). The legal description of land comprising the Real Property is set forth in the attached EXHIBIT A. A floor plan showing the size and location of the Leased Premises within the Building is set forth in the attached EXHIBIT B. Tenant's use and occupancy of the Leased Premises shall include the use, in common with others, of the Common Areas as hereinafter described, but excepting therefrom and reserving unto Landlord the exterior faces of all exterior walls, the roof and the right to install, use and maintain where necessary in the Leased Premises all pipes, ductwork, conduits and utility lines through hung ceiling space, partitions, beneath the floor or through other parts of the Leased Premises; provided such installation, use and maintenance do not unreasonably interfere with the use and occupancy of the Leased Premises by Tenant or diminish Tenant's access to the Leased Premises. Landlord reserves the right to effect such other tenancies in the Project as Landlord may elect in its sole business judgment.

                  1.2      RENTABLE  AREA.  The square feet of Rentable Area for
the Leased Premises are approximately as set forth in Section 6.1 of the Summary. For purposes hereof, the "RENTABLE AREA" of the Leased Premises and the Building shall be calculated by Landlord pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 ("BOMA"), as modified for the Building pursuant to Landlord's standard rentable area measurements for the Building, to include, among other calculations, a portion of the common areas and service areas of the Building. The Rentable Area of the Leased Premises and the Building are subject to verification from time to time by Landlord's planner/designer and such verification shall be made in accordance with the provisions of this Section 1.2. Tenant's architect may consult with Landlord's planner/designer regarding such verification, except to the extent it relates to the Rentable Area of the Building; provided, however, the determination of Landlord's planner/designer shall be conclusive and binding upon the parties. In the event that Landlord's planner/designer determines that the Rentable Area shall be different from that set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect Rentable Area amount (including, without limitation, the amount of the Base Rent, Tenant's Share and Tenant Improvement Allowance, if
any) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

                  1.3 CONDITION OF PREMISES. Tenant shall occupy the Leased Premises in its current "AS IS" condition without any obligation on Landlord's part to construct or, subject to Landlord's distribution of the Refurbishment Allowance pursuant to Section 9.5 below, pay for any tenant improvements or refurbishment work in the Leased Premises, and Tenant shall be solely responsible, at its sole cost and expense, for constructing any and all alterations and refurbishment work for the Leased Premises pursuant to and in accordance with the provisions of Article 9 below.

                  1.4 LANDLORD'S USE AND OPERATION OF THE BUILDING, PROJECT, AND COMMON AREAS. Landlord reserves the right from time to time without notice to Tenant: (i) to close temporarily any of the Common Areas; (ii) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of street entrances, driveways, ramps, entrances, exits, passages, stairways and other ingress and egress, direction of traffic, landscaped areas, loading and unloading areas, and walkways; (iii) to expand the Building; (iv) to add additional buildings and improvements to the Common Areas and the Project; (v) to remove land from the Common Areas; (vi) to designate land outside the Project to be part of the Project, and in connection with the improvement of such land to add additional buildings and common areas to the Project; (vii) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or to any adjacent land, or any portion thereof; and (viii) to do and perform such other acts and make such other changes in, to or with respect to the Project, Common Areas and Building or the expansion thereof as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

                  1.5 RIGHT OF FIRST REFUSAL FOR THE FIRST OFFER SPACE. During the period (the "RIGHT OF FIRST REFUSAL PERIOD") commencing as of the date of execution of this Lease and continuing until the last day of the twelfth
(12th) month of the Lease Term, Tenant shall have a one-time right of first refusal to lease the remaining eastern half of the second (2nd) floor of the Building contiguous to the Leased Premises as more particularly depicted on EXHIBIT B-1 attached hereto (the "FIRST OFFER SPACE") which becomes available for lease as provided hereinbelow as determined by Landlord.

                  1.5.1 PROCEDURE FOR OFFER. With respect to the first time Landlord receives a bona fide proposal from a third party unrelated to Landlord during the Right of First Refusal Period to lease all or any portion of the First Offer Space, which proposal Landlord would accept or submit a counter proposal thereto (such third-party bona fide proposal which Landlord would accept, or the counter-proposal which Landlord would submit to such third party in response thereto, shall be referred to herein as the "THIRD PARTY OFFER"), then prior to the date that Landlord accepts or submits such Third Party Offer to such third-party, Landlord shall give Tenant written notice (the "FIRST OFFER NOTICE") that the applicable portion of the First Offer Space identified in such third-party proposal is then available for lease by Tenant pursuant to the terms of the Third Party Offer. Pursuant to such First Offer Notice, Landlord shall offer to lease to Tenant the First Offer Space (or portion thereof) which is the subject of the Third Party Offer upon the terms set forth in the Third Party Offer.

                  1.5.2 TENANT'S PROCEDURE FOR ACCEPTANCE. If Tenant wishes to exercise Tenant's right of first refusal with respect to the space described in a First Offer Notice, then within three (3) business days of delivery of such First Offer Notice to Tenant, Tenant shall deliver written notice to Landlord ("TENANT'S ELECTION NOTICE") pursuant to which Tenant shall elect either to: (i) lease the entire First Offer Space identified in the First Offer Notice upon the terms contained in the Third Party Offer; or (ii) refuse to lease such First Offer Space, specifying that Tenant is not interested in exercising its right of first refusal for such First Offer Space, in which event Tenant's right of first refusal with respect to the First Offer Space identified in the First Offer Notice shall terminate and be of no further force or effect, and Landlord shall be free to lease the First Offer Space identified in the First Offer Notice or any portion thereof, to anyone to whom Landlord desires on any terms Landlord desires. If Tenant does not notify Landlord of its election of either of the options in clauses (i) or (ii) hereinabove within said three (3) business day period, Tenant shall be deemed to have elected the option in clause (ii). Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first refusal herein with respect to the entire First Offer Space identified in the First Offer Notice and may not elect to lease only a portion thereof. Notwithstanding anything in this Section 1.5 to the contrary, Landlord acknowledges and agrees that Tenant's right of first refusal to lease any First Offer Space not previously identified in any First Offer Notice delivered by Landlord to Tenant shall not terminate as a result of Tenant's election or deemed election to refuse to lease any other First Offer Space so identified in a First Offer Notice, and shall continue until the earlier of (a) the date such time as such space first becomes available for lease as determined by Landlord as provided hereinabove, or (b) the expiration of the Right of First Refusal Period.

                  1.5.3 CONSTRUCTION IN FIRST OFFER SPACE. If Tenant leases any First Offer Space pursuant to the terms of this Section 1.5, Tenant shall take such First Offer Space in its "AS IS" condition as of the date of delivery of such space by Landlord to Tenant, and Landlord shall not be obligated to provide or pay for any improvements, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the First Offer Space except to the extent included in the Third Party Offer, as set forth in Section 1.5 above; provided, however, in the event that the First Offer Space does not require a corridor extension as a result of Tenant's lease of the remaining space on the second (2nd) floor of the Building, such construction allowance shall be increased by an amount that is equal to the amount that Landlord would have expended to create a corridor extension (using Building standard materials, as determined by Landlord) for another tenant's lease of such space.

                  1.5.4 AMENDMENT TO LEASE. If Tenant timely exercises Tenant's right to lease any First Offer Space as set forth herein, then, within fifteen (15) business days thereafter, Landlord and Tenant shall execute an amendment to this Lease (a "FIRST OFFER SPACE AMENDMENT") to provide for Tenant's lease of the First Offer Space upon the terms and conditions as set forth in this Section 1.5.

                  1.5.5 SUSPENSION OF RIGHT OF FIRST REFUSAL FOR THE FIRST OFFER SPACE. Notwithstanding anything in the foregoing to the contrary, at Landlord's option, the right of first refusal for the First Offer Space hereinabove granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant exercises its right of first refusal for the First Offer Space or on the scheduled commencement date for the First Offer Space, Tenant is in default under this Lease. In addition, Tenant's right of first refusal to lease the First Offer Space is personal to the original Tenant executing this Lease ("ORIGINAL TENANT"), and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the Original Tenant, and shall only be available to and exercisable by the Tenant when the Original Tenant is in actual and physical possession of the entire Leased Premises then leased by Tenant as of the date Tenant delivers to Landlord Tenant's Election Notice.

                  1.6 NO SEPARATE DEMISING PARTITION; THE SECOND FLOOR WORK. Tenant acknowledges that Landlord shall not separately demise the Leased Premises from the First Offer Space at any time during the period commencing as of the date of execution of this Lease and continuing until the date (the "End Date") which is the earlier of (i) the expiration of the Right of First Refusal Period, or (ii) the date Tenant no longer has any right to lease any First Offer Space pursuant to the provisions of Section 1.5 above, in consideration for Tenant's agreement: (a) unless and until the First Offer Space is leased by Tenant pursuant to Section 1.5 above, not to enter into, conduct business within, or store any property within the First Offer Space; (b) that Landlord shall have no obligation to do anything to ensure Tenant's non-use thereof; and
(c) that Landlord shall have the right, at all reasonable times, to police Tenant's non-use of the First Offer Space. Tenant hereby assumes any and all inconveniences and risks associated with such lack of separate demising and Tenant hereby agrees that Landlord shall have no liability to Tenant in connection with such lack of separate demising. In the event Tenant enters into any portion of the First Offer Space, conducts business within the First Offer Space or stores any property within the First Offer Space, then, although such space shall not be deemed to be part of the Leased Premises leased by Tenant hereunder, all of the provisions of this Lease with respect to Tenant's obligations hereunder shall apply to Tenant's entry into, conduct of business within and/or storage of property within, the First Offer Space, including without limitation, provisions relating to compliance with requirements as to insurance, indemnity, repairs and maintenance, and compliance with Applicable Laws, and Tenant shall pay Base Rent for the First Offer Space at the rate equal to Five Hundred and 00/100 Dollars ($500.00) per day commencing upon such entry, conduct of business and/or storage and continuing until such entry, conduct of business and/or storage is discontinued and/or such property is removed. Tenant hereby acknowledges that after the End Date, if Tenant has not leased any First Offer Space, Landlord shall have the right at anytime thereafter to separately demise the Leased Premises from the remaining First Offer Space not so leased by Tenant and install a common corridor (if necessary) and such other work related thereto, all as described and depicted on the floor plan attached hereto as Exhibit B-2 (such demising and other work depicted on Exhibit B-2 shall be referred to herein collectively as the "SECOND FLOOR WORK"). Landlord shall pay for the costs of the Second Floor Work, except Tenant shall be solely responsible for the costs incurred by Landlord to construct certain of the improvements included within the Second Floor Work pertaining to the Leased Premises to the extent identified as Tenant's responsibility on Exhibit B-2. Upon the completion of the Second Floor Work by Landlord, Landlord shall cause the Leased Premises and the balance of the second (2nd) floor of the Building to be remeasured pursuant to the BOMA standard set forth in Section 1.2 above, and the rentable square feet of the Leased Premises and the Building shall be adjusted based upon such remeasurement, and there shall be a corresponding prospective adjustment in the Base Rent, Tenant's Share of Operating Expenses and other amounts set forth in this Lease which are determined based upon rentable square feet of the Leased Premises and/or the Building. Tenant hereby acknowledges that, notwithstanding Tenant's occupancy of the Leased Premises during the performance of the Second Floor Work, in connection therewith: (A) Landlord shall be permitted to perform the Second Floor Work during normal business hours, without any obligation to pay overtime or other premiums; (B) Tenant hereby accepts any and all inconveniences associated with the performance of the Second Floor Work which may occur during Tenant's occupancy including, without limitation, dust, noise, etc; (C) the performance of the Second Floor Work shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Base Rent payable pursuant to this Lease; (D) Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the construction of the Second Floor Work; and (E) Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Leased Premises or of Tenant's personal property or improvements resulting from the construction of the Second Floor Work, or for any inconvenience or annoyance occasioned thereby, except for any injury to persons or damage to property (but not loss of business or other consequential damages) to the extent caused by Landlord's gross negligence or willful misconduct and not insured or required to be insured by Tenant under this Lease.

                  2.       TERM.

                  2.1 BASIC TERM. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the "COMMENCEMENT DATE") set forth in Section 7.2 of the Summary, and shall terminate on the date (the "EXPIRATION DATE") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. In the event that the Commencement Date is a date which is other than the anticipated Commencement Date set forth in Section 7.2(ii) of the Summary, within a reasonable period of time after the date Tenant takes possession of the Leased Premises Landlord shall deliver to Tenant an Amendment to Lease in the form attached hereto as EXHIBIT D, setting forth the Commencement Date and the Expiration Date, and Tenant shall execute and return such Amendment to Lease to Landlord within five (5) days after Tenant's receipt thereof. In the event that Landlord does not deliver such Amendment to Lease to Tenant, the Commencement Date shall be deemed to be the anticipated Commencement Date set forth in
Section 7.2(ii) of the Summary.

                  2.2 EARLY POSSESSION. Prior to the Commencement Date, Tenant shall have the right to enter the Leased Premises for the purpose of completing alterations to the Leased Premises, and Tenant agrees to observe and perform all the provisions of this Lease with respect to such early entry except those which require payment of Rent; provided, however, if Tenant commences business in any part of the Leased Premises prior to the scheduled commencement of the Lease Term, the Lease Term shall commence upon such commencement of business operations as set forth in Section 7.2 of the Summary.

                  3.       RENT.

                  3.1 BASE RENT. Tenant agrees to pay Landlord, promptly when due, without notice or demand and without deduction or set-off of any amount for any reason whatsoever, as "BASE RENT" for the Leased Premises, the annual amounts set forth in Section 8 of the Summary, which shall be payable in the monthly installment amounts set forth in Section 8 of the Summary. Said monthly installments of Base Rent shall be payable in advance on the first (1st) day of each calendar month during the Lease Term. Notwithstanding anything to the contrary contained herein and provided that Tenant faithfully performs all of the terms and conditions of this Lease, Landlord hereby agrees to abate Tenant's obligation to pay Tenant's monthly Base Rent (the "ABATED RENT") for the first six (6) full months of the Lease Term (the "ABATEMENT PERIOD"), which total amount of Abated Rent is $75,625.02 (I.E., 6 months x $12,604.17 per month = $75,625.02). During the Abatement Period, Tenant shall remain responsible for the payment of all of its other monetary obligations under this Lease. In the event of a default by Tenant under the terms of this Lease that results in early termination pursuant to the provisions of Article 16 of this Lease, then as a part of the recovery set forth in Article 16 of this Lease, Landlord shall be entitled to recover the unamortized portion of the Abated Rent.

                  3.2 ADJUSTMENT OF RENT ON COMMENCEMENT OR EXPIRATION. In the event the Lease Term commences or expires on a day other than the first
(1st) day of a calendar month, Tenant shall pay to Landlord on the first (1st) day of the Lease Term, or on the first (1st) day of the month in which the Lease Term expires, a sum determined by multiplying one-thirtieth (1/30th) of the monthly installment of Base Rent by the number of days in the first (1st) or last calendar month of the Lease Term.

                  3.3 OPERATING EXPENSES. In addition to paying the Base Rent specified in Section 3.1 above, Tenant agrees to pay Landlord as additional rent "Tenant's Share" of "Operating Expenses", as those terms are defined in Sections 6.1 and 6.2 below.

                  3.4 PLACE OF PAYMENT. Base Rent, Tenant's Share of Operating Expenses and all other sums or charges required by this Lease to be paid by Tenant to Landlord, all of which are herein sometimes collectively referred to as "RENT," shall be paid at the office of Landlord as set forth herein, or at such other place as Landlord may from time to time designate, in lawful money of the United States.

                  4.       SECURITY DEPOSIT.

                  Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "SECURITY DEPOSIT") in the amount set forth in Section 9 of the Summary to be held by Landlord as security for the faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be deemed a material breach of this Lease. Except as required by applicable law, Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or Tenant's assignee) at the expiration of the Lease Term and after Tenant has vacated the Leased Premises; however, in no event shall Landlord be under any obligation to return the Security Deposit earlier than thirty (30) days after the expiration of the Lease Term.

                  5.       USE.

                  5.1 PERMITTED USE. Tenant shall use the Leased Premises solely for general office and data center use consistent with the character of the Project as a first-class office building project, and shall not permit the Leased Premises to be used for any other purpose.

                  5.2 COMPLIANCE WITH LAWS. Tenant shall, at its sole cost and expense, promptly comply with all applicable laws, statutes, ordinances, rules, regulations, orders and requirements, and all recorded covenants, conditions and restrictions (collectively, "APPLICABLE LAWS") in effect during the Lease Term or any part of the Lease Term hereof, regulating Tenant's particular use or occupancy of the Leased Premises or imposing any duty on Landlord or Tenant with regard thereto or with regard to alteration thereof, including the requirements of federal, state, county and municipal authorities now in force or which may hereinafter be in force. Tenant shall not use or permit the use of the Leased Premises in any manner which may tend to create waste or a nuisance; nor which may tend to obstruct or interfere with the rights of other tenants of the Project or injure or annoy them.

                  5.3 INSURANCE CANCELLATION. Tenant shall not do or permit anything to be done on or about the Leased Premises which may in any way increase the existing rate of any insurance policy covering the Building or Project or any of its contents or cause cancellation of any such insurance policy.

                  5.4 LANDLORD'S RULES AND REGULATIONS. Tenant shall observe and comply with the Rules and Regulations which are in effect on the date hereof, as set forth in the attached EXHIBIT C, and such reasonable amendments and additions thereto as Landlord may from time to time promulgate and enforce on a non-discriminatory basis. Landlord shall not be responsible to Tenant for the non-performance of said rules and regulations by any other tenants of the Project. Tenant shall not use or allow another person or entity to use any part of the Leased Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined herein. As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by Environmental Laws (as such term is defined in Section 5.5 below).

                  5.5 LANDLORD'S REPRESENTATION REGARDING HAZARDOUS MATERIALS. Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Leased Premises, the Building or Project, except as specifically set forth in this Lease. Notwithstanding the foregoing, Landlord hereby represents and warrants to Tenant that to Landlord's "actual knowledge" (as such term is defined below in this Section 5.5), as of the date of execution of this Lease, and based solely upon the information contained in the Environmental Report (as such term is defined below in this
Section 5.5), copies of which have been delivered by Landlord to Tenant, the Project does not contain any Hazardous Materials in violation of applicable Environmental Laws (as such term is defined below in this Section 5.5) in existence as of the date of execution of this Lease, except as described in the Environmental Report. Landlord shall, at its expense (which may be included in Operating Expenses to the extent permitted in Article 6 below), observe and comply with all applicable Environmental Laws in connection with Landlord's activities in or on the Project, and in connection therewith, Landlord, shall not cause any Hazardous Materials to be brought upon, kept or used in connection with the Project by Landlord, its agents, employees or contractors in a manner or for a purpose prohibited by any Environmental Laws in existence as of the date such Hazardous Material is brought upon, kept or used. In addition, Landlord shall defend, reimburse, and hold Tenant harmless from and against the cost of remediation of any Hazardous Materials to the extent (A) existing in or on the Project prior to the date of this Lease (including the period following the date of the Environmental Report until the date of this Lease) in violation of applicable Environmental Laws at such time (including as a result of Landlord's utilization thereof in connection with the original construction of the Building), and/or (B) resulting from Landlord's breach of its representations and/or covenants in this Section 5.5, and/or (C) resulting from Landlord or Landlord's agents, employees or contractors or other tenants or occupants of the Project (excluding Tenant, the Tenant Parties and any assignee, sublessee, licensee or invitee of Tenant) bringing upon, keeping or using any Hazardous Material in connection with the Project in any manner or for any purpose prohibited by any Environmental Laws in existence as of the date such Hazardous Material is brought upon, kept or used by Landlord or Landlord's agents, employees or contractors. For purposes hereof, "COSTS OF REMEDIATION" shall mean the costs associated with the investigation, assessment, testing, monitoring, containment, removal, remediation, response, cleanup and/or abatement of any release or threatened release of any such Hazardous Materials described in the immediately preceding sentence as is necessary to comply with any applicable Environmental Laws including reasonable attorneys' fees and/or expert costs. The phrase "RELEASE OR THREATENED RELEASE" shall mean, for the purposes of this definition, the spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of any such Hazardous Materials into the indoor or outdoor environment or into or out of any portion of the Project. As used in this Lease, the term "Environmental Laws" shall mean and include any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively, "ENVIRONMENTAL LAWS"). As used in this Section 5.5, the term "ENVIRONMENTAL REPORT" refers to the following report: Phase I Environmental Report and Site Assessment, prepared by Brown & Caldwell and dated April 1999. As used herein, the phrase "ACTUAL KNOWLEDGE" shall mean the actual knowledge of Peter Llorente, ("LANDLORD'S REPRESENTATIVE"), without investigation or inquiry or duty of investigation or inquiry. Landlord's Representative is making such representation and warranty on behalf of Landlord and not in such person's individual capacity and, as a result, Landlord (and not such individual) shall be liable in the event of a breach of this representation.

                  6.       OPERATING EXPENSES.

                  6.1 TENANT'S OBLIGATIONS. In addition to the Base Rent provided hereinabove, for each Expense Year during the Lease Term Tenant shall pay to Landlord Tenant's Share of Operating Expenses allocated to the tenants of the Building (pursuant to Section 6.2.2.7 below) which are incurred by Landlord on account of operation and maintenance of the Project during such Expense Year. For purposes hereof, "TENANT'S SHARE" shall mean the percentage set forth in
Section 11 of the Summary which was calculated by dividing the Rentable Area of the Leased Premises set forth in Section 6.1 of the Summary, by the total Rentable Area within the Building set forth in Section 11 of the Summary. Landlord reserves the right, in its sole discretion, to increase or decrease from time to time the total Rentable Area of the Building based upon Landlord's standard Rentable Area measurement standards used for the Building as set forth in Section 1.2 of this Lease. In the event either the Rentable Area of the Premises and/or the total Rentable Area of the Building is changed, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

                  6.2      DEFINITIONS.

                  6.2.1 "EXPENSE YEAR" shall mean each calendar year during the Lease Term (or partial calendar year if the Lease Term commences or ends on other than the first [1st] or last day of a calendar year); provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Operating Expenses shall be equitably adjusted for any Expense Year involved in any such change.

                  6.2.2 "OPERATING EXPENSES", for purposes hereof, are intended to be inclusive of all costs of operating and maintaining the Project, except franchise, estate, inheritance, net income, gift, corporate and excess profit taxes of Landlord, interest on and capital retirement of Landlord's mortgage loans, and costs charged by Landlord directly to specific tenants (including any utilities separately metered and charged to specific tenants). Landlord agrees to make reasonable efforts to minimize operating costs insofar as such efforts are not inconsistent with Landlord's intent to operate and maintain the Project in the first-class manner. Operating Expenses may include, but shall not be limited to the following:

                  6.2.2.1 "TAX EXPENSES", which for purposes hereof shall mean, collectively, any and all general and special taxes and impositions of every kind and nature whatsoever levied, assessed, or imposed upon, or with respect to the Project, any leasehold improvements, fixtures, installations, additions, and equipment, whether owned by Landlord or Tenant, or either because of or in connection with Landlord's ownership, leasing and operation of the Project, including, without limitation, real estate taxes, personal property taxes, sewer rents, water rents, general or special assessments, duties or levies charged or levied upon or assessed against the Project and related personal property, transit taxes, all costs and expenses (including legal fees and court costs) charged for the protest or reduction of property taxes or assessments in connection with the Project, or any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Project (except Landlord's net income taxes), whether any such taxes are imposed by the United States, the State of Colorado, the County of Boulder, or any local governmental municipality, authority, or agency or any political subdivision of any thereof.

                  6.2.2.2 All costs and expenses to Landlord in maintaining fire and extended coverage insurance, property damage, liability and rent loss insurance and any other insurance maintained by Landlord covering the use and operation of the Project which is customary in comparable projects in the area or which is reasonably deemed prudent by Landlord.

                  6.2.2.3 All costs and expenses of repairing, operating and maintaining the heating, ventilating and air conditioning system for the Project, including the cost of all utilities required in the operation thereof, except those paid directly by tenants of the Project and including the cost of replacements of equipment used in connection with such repair and maintenance work and all costs and expenses incurred in making alterations or additions to the heating, ventilating and air conditioning system in order to comply with governmental rules, regulations and statutes.

                  6.2.2.4 The costs of capital improvements and structural repairs and replacements made in or to the Project in order to conform to changes subsequent to completion of the original construction of the Project in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Project (herein "REQUIRED CAPITAL IMPROVEMENTS") and the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Expenses or to reduce the rate of increase in Operating Expenses (herein "COST SAVINGS IMPROVEMENTS"). The expenditures for Required Capital Improvements and Cost Savings Improvements shall be reimbursed to Landlord in equal installments over the useful life of such capital improvement or structural repair or replacement (as reasonably determined by Landlord) together with interest on the balance of the unreimbursed expenditure at a rate equal to the floating commercial loan rate announced from time to time by US Bank, a national banking association, or its successor, as its prime rate, plus 2% per annum (the "PRIME RATE") which is in effect on the date the expenditure was incurred by Landlord; provided, however, the amount to be reimbursed for any Cost Savings Improvements shall be limited in any year to the estimated reduction or estimated savings in Operating Expenses as a result thereof.

                  6.2.2.5 All costs and expenses incurred by Landlord in providing standard services and utilities to tenants of the Project, including office janitorial services, window washing and utilities not separately metered and not charged by Landlord directly to specific tenants; together with the cost of replacement of non-building standard electric light bulbs and fluorescent tubes and ballasts, which Landlord shall have the exclusive right to provide and install.

                  6.2.2.6 All costs and expenses incurred by Landlord in operating, managing, repairing and maintaining the Project, including all sums expended in connection with the Common Areas for general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services, window washing, maintenance and repair of elevators, stairways, sidewalks, curbs and Building and Project signs, sprinkler systems, planting and landscaping, lighting and other utilities, maintenance and repair of any fire protection systems, automatic sprinkler systems, lighting systems, emergency back-up utility systems, storm drainage systems and any other utility systems, personnel to implement such services and to police the Common Areas, rental and/or depreciation of machinery and equipment used in such maintenance and services, police and fire protection services, trash removal services, all costs and expenses pertaining to snow and ice removal, security systems, utilities, premiums and other costs for workers' compensation insurance, wages, withholding taxes, social security taxes, personal property taxes, fees for required licenses and permits, supplies, and charges for management of the Project. Costs and expenses incurred by Landlord in operating, managing, repairing and maintaining the Project which are incurred exclusively for the benefit of specific tenants of the Project will be billed accordingly and will not be included within the general Operating Expenses. If the Building, the Adjacent Buildings and/or other office buildings located in the Project are not at least ninety-five percent (95%) occupied during all or a portion of any calendar year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had such buildings been at least ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof.

                  6.2.2.7 The parties acknowledge that the Building is part of a multi-building project, and that the costs and expenses incurred in connection with the Project (i.e., the Operating Expenses) are determined annually for the Project as a whole but then allocated by Landlord among (i) the tenants of the Building, (ii) the tenants of the Adjacent Buildings and, (iii) if and when other buildings are constructed on the Real Property and are in operation, the tenants of such other buildings, for purposes of determining such tenants' shares of Operating Expenses. In making such allocation of Operating Expenses for purposes of determining Tenant's Share of Operating Expenses, Operating Expenses shall be allocated as follows: the portion of Operating Expenses allocated to the tenants of the Building shall consist of (A) all Operating Expenses attributable solely to the Building and (B) an equitable portion of the Operating Expenses attributable to the Project as a whole and not attributable solely to the Building or to any other buildings of the Project. Additionally, Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants and/or different buildings of the Project (the "COST POOLS"). Such cost pools may include, but shall not be limited to, the office space tenants and the retail space tenants of the Project or a building or buildings in the Project.

                  6.3      CALCULATION AND PAYMENT OF OPERATING EXPENSES.

                  6.3.1 STATEMENT OF ESTIMATED OPERATING EXPENSES. Prior to that date which is thirty (30) days prior to the first day of a new Expense Year, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Operating Expenses for the new Expense Year shall be. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights under this Article 6. Tenant shall pay Tenant's Share of the Estimated Expenses (defined below) with installments of Base Rent in monthly installments of one-twelfth (1/12th) thereof on the first day of each calendar month during such year. "ESTIMATED EXPENSES" for any particular year shall mean Landlord's estimate of Operating Expenses for a calendar year. If at any time Landlord determines that Operating Expenses are projected to vary from the then Estimated Expenses, Landlord may, by notice to Tenant, revise such Estimated Expenses, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord Tenant's Share of the revised Estimated Expenses for such year. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of Tenant's Share of the Estimated Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

                  6.3.2 PAYMENT. Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Operating Expenses incurred or accrued for such preceding Expense Year ("ACTUAL EXPENSES"), and the amount of the Estimated Expenses paid by Tenant for such preceding Expense Year and shall indicate the amount, if any, of the difference between the Actual Expenses and the Estimated Expenses (the "EXCESS") for such Expense Year. If an Excess is present, Tenant shall pay, within twenty (20) days after receipt of said Statement, the full amount of the Excess for such Expense Year. If any Statement reflects that Tenant has overpaid Tenant's Share of Operating Expenses for such Expense Year, Landlord shall credit Tenant the amount of the overpayment toward Tenant's next rent payment(s) due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 6. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of the Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall pay to Landlord the amount by which the Direct Expenses for such Expense Year exceeds the Estimated Expense payments made by Tenant for such Expense Year, or Landlord shall reimburse to Tenant any overpayment of Estimated Expense payments made by Tenant for any such Expense Year if such payments exceed the amount of Direct Expenses for such Expense Year, as the case may be; such payment by Landlord or Tenant, as applicable, shall be made within thirty
(30) days after the Statement for such final Expense Year is delivered by Landlord to Tenant. The provisions of this Section 6.3.2 shall survive the expiration or earlier termination of the Lease Term.

                  7.       UTILITIES AND SERVICES.

                  7.1 STANDARD TENANT SERVICES. Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

                  7.1.1 Subject to reasonable changes implemented by Landlord and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Leased Premises, from Monday through Friday, during the period from 6:00 a.m. to 6:00 p.m., and on Saturday during the period from 8:00 a.m. to 3:00 p.m., except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays (collectively, the "HOLIDAYS").

                  7.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use for Building standard lighting and standard office equipment, as determined by Landlord. Tenant shall bear the cost of replacement of non-Building standard lamps, starters and ballasts for lighting fixtures within the Leased Premises.

                  7.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

                  7.1.4 Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Leased Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

                  7.1.5 Except when repairs or inspections are being made thereto, and subject to such rules and regulations as established by Landlord from time to time, Landlord shall provide nonexclusive automatic passenger elevator service for use by Tenant, its customers and employees at all times.

                  7.2 OVERSTANDARD TENANT USE. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Leased Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Leased Premises by Landlord pursuant to the terms of Section 7.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Leased Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant uses water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 7.1 of this Lease, or if Tenant's consumption of electricity shall exceed three (3) watts connected load per square foot of usable area of the Leased Premises, calculated on an monthly basis for the hours described in Section 7.1.1 above, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 7.1 of this Lease, Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed additional rent hereunder and shall be billed on a monthly basis.

                  7.3 SEPARATE METERING. Notwithstanding the foregoing provisions of this Section 7 to the contrary, Landlord shall have the right to cause, at Tenant's expense, which expense may be deducted from the Refurbishment Allowance provided by Landlord in Section 9.5 below, all electricity, water and/or other utilities to be separately metered for the Leased Premises, including supplementary or additional metering devices, and Tenant shall pay for the cost of all such utilities so separately metered, or which are billed directly to Tenant, within ten (10) days after invoice, in which event Operating Expenses for each Expense Year shall be equitably reduced to exclude all such utilities provided to Tenant and other tenants in the Building. Landlord estimates that the cost of installing the supplementary or additional metering devices to separately meter the data center portion of the Leased Premises to be approximately $2,500.00.

                  7.4 ADDITIONAL SERVICES. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, non-Building standard lamp replacement, additional janitorial service and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all costs to Landlord of such additional services plus an administration fee. Charges for any service for which Tenant is required to pay from time to time hereunder, shall be deemed additional rent hereunder and shall be billed on a monthly basis.

                  7.5 INTERRUPTION OF SERVICES. Landlord shall not be liable for any damage, loss or expense incurred by Tenant by reason of any interruption or failure of the utilities and services. Landlord may, upon at least forty-eight (48) hours' prior written notice to Tenant (except in the event of an emergency), cut off and discontinue utilities and service when such discontinuance is necessary in order to make repairs or alterations; provided, however, Landlord shall provide Tenant with five (5) days' prior written notice with respect to any scheduled (non-emergency) interruption of utilities serving the Data Center portion of the Premises. No such action shall be construed as an eviction or disturbance of possession by Landlord or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

                  8.       MAINTENANCE, REPAIRS AND ALTERATIONS.

                  8.1 TENANT'S REPAIRS. Subject to Landlord's repair obligations in Section 8.2 below, Tenant shall, at Tenant's own expense, keep the Leased Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Leased Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Leased Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Leased Premises or at the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree.

                  8.2 LANDLORD'S REPAIRS. Anything contained in Section 8.1 above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord (but not including any non-base building facilities installed by or on behalf of Tenant); provided, however, to the extent such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Project, Building or the Leased Premises or in or to fixtures, appurtenances and equipment therein. Tenant hereby waives and releases any right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                  8.3 NOTIFICATION TO LANDLORD. Tenant agrees to promptly notify Landlord or its representative of any accidents or defects in the Building or Project of which Tenant becomes aware, including defects in pipes, electrical wiring and HVAC equipment. In addition, Tenant shall provide Landlord with prompt notification of any matter or condition which may cause injury or damage to the Building or the Project or any person or property therein.

                  8.4 CONDITION UPON EXPIRATION OF LEASE. Upon the expiration of the Lease Term, or any sooner termination of this Lease, subject to Section 9.2 below, Tenant shall remove all of its personal property including, without limitation, any wiring or cabling installed in the Leased Premises on or behalf of Tenant, and any alterations and improvements required to be removed and surrender the Leased Premises in good condition, ordinary wear and tear excepted. Tenant shall repair, at its expense, any damage to the Leased Premises occasioned by its removal of any article of personal property, trade fixtures, furnishings, signs, and improvements including but not limited to repairing the floor, patching holes and painting walls.

                  9.       ALTERATIONS AND ADDITIONS.

                  9.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not make any alterations or additions to the Leased Premises (sometimes referred to herein collectively as "ALTERATIONS") without first procuring Landlord's written consent, which consent shall not be unreasonably withheld. In no event, however, shall Tenant alter the exterior of the Leased Premises or make any change or alteration which would impair the structural soundness of the Building. Upon obtaining such consent, Tenant shall cause the work to be done promptly and in good and workmanlike manner and in accordance with the plans and specifications submitted to and approved by Landlord. Landlord's consent notwithstanding, all work shall be performed in accordance with applicable building codes and governmental regulations. All work done and materials supplied shall be done or supplied only by contractors approved by Landlord, and Landlord shall have the right to grant such approval conditionally or to withdraw the same at any time. Landlord's approval thereunder shall create no responsibility or liability on the part of Landlord for the completeness, design, sufficiency or compliance with all laws, rules and regulations of governmental agencies or authorities regarding the alterations.

                  9.2      SURRENDER  AT END OF TERM.  Any  Alterations  made by
Tenant on the Leased Premises, except Tenant's trade fixtures, shall at once when made become property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the Lease Term; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in Section 9.1 above. If Landlord requires Tenant to remove any such Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant.

                  9.3 PAYMENT FOR WORK. All costs of any such work shall be paid promptly by Tenant so as to avoid the assertion of any mechanic's or materialman's lien. Tenant shall discharge, by bonding, payment or other means, any mechanic's lien filed against the Leased Premises, the Building or the Project within thirty (30) days after the receipt of notice thereof, and shall promptly inform Landlord of any such notice. If the lien is not discharged within said thirty (30) day period, Landlord shall have the right, but not the obligation, to discharge said lien by payment, bonding or otherwise, and the costs and expenses to Landlord of obtaining such discharge shall be paid to Landlord by Tenant on demand as additional rent. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a reasonable percentage of the cost of such work (such reasonable percentage, which shall vary depending upon whether or not Tenant orders the work directly from Landlord, to be established on a uniform basis for the Building, shall in no event exceed ten percent (10%) of the cost of such work) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

                  9.4 PROTECTION AGAINST LIENS. At least five (5) days prior to the commencement of any work on the Leased Premises, Tenant shall notify Landlord of the names and addresses of the persons supplying labor and materials for the proposed work so Landlord may avail itself of the provisions of statutes such as Section 38-22-105 of the Colorado Revised Statutes. During the progress of any such work on the Leased Premises, Landlord or its representatives shall have the right to go upon and inspect the Leased Premises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by CRS Section 38-22-105 or to take any further action which Landlord may deem to be proper for the protection of Landlord's interest in the Leased Premises.

                  9.5 REFURBISHMENT ALLOWANCE. At any time during the period (the "REFURBISHMENT ALLOWANCE AVAILABILITY PERIOD") commencing as of the date of execution of this Lease and continuing until the last day of the twelfth
(12th) month of the Lease Term, and provided Tenant is not then in default under this Lease, Tenant shall be entitled to a one-time refurbishment allowance (the "REFURBISHMENT ALLOWANCE"), in an amount up to, but not exceeding, Thirty Thousand Dollars ($30,000.00), to pay for the costs actually incurred by Tenant relating to alterations and refurbishment of the improvements in the Leased Premises, which shall be permanently affixed to the Leased Premises (collectively, the "REFURBISHING WORK"). In no event shall Landlord be obligated to make disbursements pursuant to this Section 9.5 in a total amount which exceeds the Refurbishment Allowance or after the expiration of the Refurbishment Allowance Availability Period. The construction and installation of the Refurbishing Work shall be made in accordance with the terms of Article 9 of this Lease. Disbursements from the Refurbishment Allowance shall be made once per month on a progress payment basis as costs are incurred by Tenant for the Refurbishing Work, and within thirty (30) days following Tenant's delivery to Landlord of (i) a request for payment showing the work completed and the actual costs incurred by Tenant in connection therewith (which request shall be made by Tenant no more than once per month), (ii) invoices evidencing such costs from all of the contractors and subcontractors performing such work, (iii) executed mechanics' lien releases from all such contractors and subcontractors performing such work, and (iv) all other information reasonably requested by Landlord;
provided, however, that Landlord shall be entitled to deduct from the Refurbishment Allowance a logistical coordination fee in an amount equal to five percent (5%) of the Refurbishment Allowance, which fee shall be for services relating to the coordination of construction of the Refurbishing Work; provided, further, no logistical coordination fee shall be deducted from the Refurbishment Allowance for Refurbishment Work pertaining to the installation of Tenant's card key/security access system or the voice/data cabling installed within the Leased Premises. In the event that Refurbishment Allowance is not fully utilized by Tenant within the Refurbishment Allowance Availability Period, then such unused amounts shall revert to Landlord and Tenant shall have no further rights with respect thereto.

                  10.      INSURANCE.

                  10.1 TENANT'S COMPLIANCE WITH LANDLORD'S FIRE AND CASUALTY INSURANCE. Tenant shall, at Tenant's expense, comply as to the Leased Premises with all insurance company requirements pertaining to the use of the Leased Premises. If Tenant's conduct or use of the Leased Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

                  10.2     TENANT'S   INSURANCE.   Tenant  shall   maintain  the
following coverages in the following amounts.

                  10.2.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Leased Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Article 11 of this Lease, (and with owned and non-owned automobile liability coverage, and liquor liability coverage in the event alcoholic beverages are served on the Leased Premises) for limits of liability not less than:

     Bodily Injury and                         $3,000,000 each occurrence
     Property Damage Liability                 $3,000,000 annual aggregate

     Personal Injury Liability                 $3,000,000 each occurrence
                                               $3,000,000 annual aggregate
                                               0% Insured's participation

                  10.2.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Leased Premises installed by, for, or at the expense of Tenant, (ii) all improvements existing in the Leased Premises as of the Commencement Date, including any tenant improvements which Landlord permits to be installed above the ceiling of the Leased Premises or below the floor of the Leased Premises (collectively, the "TENANT IMPROVEMENTS"), and (iii) all other improvements, alterations and additions to the Leased Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Leased Premises or below the floor of the Leased Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

                  10.2.3   Workers' compensation insurance as required by law.

                  10.2.4 Loss-of-income, business interruption and extra-expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of loss of access to the Leased Premises or to the Building as a result of such perils.

                  10.2.5 Tenant shall carry comprehensive automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000.00) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired or non-owned automobiles.

                  10.2.6 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall: (i) name Landlord, Landlord's lenders, the lessors of a ground or underlying lease with respect to the Real Property and any other party Landlord so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Article 11 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Real Property is located;
(iv) be primary  insurance  as to all claims  thereunder  and  provide  that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord; and (vii) with respect to the insurance required in Sections 10.2.1, 10.2.2, 10.2.4 and 10.2.5 above, have deductible amounts not exceeding $5,000.00. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 16.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as additional rent within ten (10) days after delivery of bills therefor.

                  10.3 SUBROGATION. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be. Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

                  10.4 ADDITIONAL INSURANCE OBLIGATIONS. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Leased Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

                  11.      INDEMNITY.

                  11.1 INDEMNIFICATION OF LANDLORD. Subject to Section 10.3 above and Sections 11.3 and 11.4 below, Tenant shall indemnify, protect and hold Landlord harmless from and against any and all losses, claimscosts, attorney's fees, expenses and liabilities (collectively, "CLAIMS") from (i) Tenant's use of the Leased Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Leased Premises,
(ii) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, and/or (iii) negligence or willful misconduct of Tenant or any of its agents, contractors or employees; and in case any action or proceeding be brought against Landlord by reason of any such Claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Subject to
Section 11.3 below, Tenant, as a material part of the consideration to Landlord, hereby assumes all risks of damage to property or injury to persons in, upon or about the Leased Premises.

                  11.2 LIMITATION OF LIABILITY. Subject to Section 11.3 below, Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Leased Premises caused by or resulting from fire, steam, electricity, gas or water, which may leak or flow from or into any part of the Leased Premises, or from breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Leased Premises or upon other portions of the Building of which the Leased Premises are a part, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building or the Project.

                  11.3 LANDLORD'S INDEMNITY. Notwithstanding anything in this Article 11 to the contrary, the foregoing assumption of risk, release and indemnity by Tenant in Sections 11.1 and 11.2 above shall not apply to any Claims to the extent resulting from the negligence or willful misconduct of Landlord or its agents, contractors or employees, and not insured (or required to be insured) by Tenant under this Lease (collectively, the "EXCLUDED CLAIMS"), and subject to Section 11.4 below, Landlord shall indemnify, protect, defend and hold harmless Tenant from and against any such Excluded Claims, but only to the extent Landlord's liability is not waived and released by Tenant pursuant to the terms of Section 10.3 above.

                  11.4 NO CONSEQUENTIAL DAMAGES. Notwithstanding anything herein to the contrary, neither Landlord's nor Tenant's indemnity hereinabove shall, in any event, extend to loss of profits, loss of business and other consequential damages incurred by the other party and in no event shall Landlord or Tenant be liable to the other party for lost profits, loss of business or any other such consequential damages (except as provided in Sections 16.3.3 and 22.12 below).

                  12.      DAMAGE, DESTRUCTION AND BUSINESS INTERRUPTION.

                  12.1 REPAIR OF DAMAGE TO LEASED PREMISES BY LANDLORD. Tenant shall promptly notify Landlord of any damage to the Leased Premises resulting from fire or any other casualty. If the Leased Premises or any Common Areas of the Building or Project serving or providing access to the Leased Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 12, restore the structural components of the Leased Premises and such Common Areas. Such restoration shall be to substantially the same condition of the structural components of the Leased Premises and Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Project, or the lessor of a ground or underlying lease with respect to the Project, or any other modifications to the Common Areas deemed desirable by Landlord, provided access to the Leased Premises and any common restrooms serving the Leased Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Leased Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.2 above pertaining to all tenant improvements and fixtures in the Leased Premises (but not Tenant's personal property), and Landlord shall repair any injury or damage to the tenant improvements installed in the Leased Premises and shall return such tenant improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Leased Premises or Common Areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant's proportionate share of Operating Expenses during the time and to the extent the Leased Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied and used by Tenant as a result thereof.

                  12.2 LANDLORD'S OPTION TO REPAIR. Notwithstanding the terms of Section 12.1 of this Lease, Landlord may elect not to rebuild and/or restore the Leased Premises, the Building and/or the Project and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after Landlord becomes aware of such damage, such notice to include a termination date giving Tenant up to ninety (90) days to vacate the Leased Premises, but Landlord may so elect only if the Building and/or Project shall be damaged by fire or other casualty or cause, whether or not the Leased Premises are affected, and one or more of the following conditions is present:
(i) repairs cannot reasonably be completed within one hundred twenty (120) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Project or ground or underlying lessor with respect to the Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (iii) the damage is not fully covered by Landlord's insurance policies. In addition, in the event that the Leased Premises, the Building or the Project is destroyed or damaged to any substantial extent during the last twenty-four (24) months of the Lease Term, then notwithstanding anything contained in this Article 12, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty (30) days after Landlord becomes aware of such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice. Upon any such termination of the Lease pursuant to this Section 12.2, Tenant shall pay the Base Rent and additional rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

                  12.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 12, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Leased Premises, the Building or any other portion of the Project, and any statute or regulation of the state in which the Building is located, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Leased Premises, the Building or any other portion of the Project.

                  12.4 TENANT'S RESPONSIBILITIES. There shall be no abatement of rent (except as expressly provided above in Section 12.1) and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any repairs, alterations or improvements in or to any portion of the Project, the Building or the Leased Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands Landlord will not carry insurance of any kind on Tenant's furniture, furnishings and other personal property, and Landlord shall not be obligated to repair any damage thereto or replace the same. All such property shall be kept, stored and maintained at the sole risk of Tenant.

                  13.      TENANT TAXES.

                  13.1 PERSONAL PROPERTY. Tenant shall pay, prior to delinquency, all taxes, assessments, license fees and public charges levied, assessed or imposed upon or measured by the value of Tenant's business operation, and/or the cost or value of any furniture, fixtures, equipment and other personal property of Tenant at any time situated upon or in the Leased Premises. Tenant shall cause all such personal property to be assessed and billed separately from the real property of Landlord.

                  13.2 OTHER TAXES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE. In addition, Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord, excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

                  13.2.1 Said taxes are measured by or reasonably attributable to the cost or value of any leasehold improvements made in or to the Leased Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

                  13.2.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Leased Premises or any portion of the Project (including the Building's and/or Project's parking facility);

                  13.2.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Leased Premises; or

                  13.2.4 Said assessments are levied or assessed upon the Project or any part thereof or upon Landlord and/or by any governmental authority or entity, and relate to the construction, operation, management, use, alteration or repair of mass transit improvements.

                  13.3 INCREASE IN TAXES. If at any time during the Lease Term any of Tenant's property is assessed as a part of the Leased Premises, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed on Tenant's property or other improvements made by Tenant, Tenant shall pay to Landlord upon demand, as additional rent, the amount of any such additional taxes as may be levied against the Building, Real Property or Project by reason thereof.

                  14.      COMMON AREAS.

                  14.1 DEFINITION. The term "COMMON AREAS" means all areas and facilities outside the Leased Premises provided and designated for the common use and convenience of Tenant and other tenants of the Project, their respective officers, agents, employees, customers and invitees. Common Areas include, but are not limited to, corridors, lobbies, pedestrian sidewalks, stairways, landscaped areas, restrooms on multi-tenant floors, elevators and shipping and receiving areas of the Project.

                  14.2 MAINTENANCE. Landlord agrees to maintain, operate and repair (or cause others to do so) all Common Areas and to keep same in clean and sightly condition during the Lease Term. The manner in which such areas and facilities shall be maintained and the expenditures therefor shall be at the discretion of Landlord and as to all such Common Areas Landlord shall have the right to adopt and promulgate reasonable rules and regulations from time to time generally applicable to tenants and occupants of the Project and their employees and business invitees, including the right to restrict employees of tenants and occupants from parking in areas, if any, designated exclusively for customers of the Project. For the purpose of maintenance and repair, or to avoid an involuntary taking, Landlord may temporarily close portions of the Common Areas, and such actions shall not be deemed an eviction of Tenant or a disturbance of Tenant's use of the Leased Premises.

                  14.3 TENANT'S RIGHTS AND OBLIGATIONS. Landlord grants to Tenant, during the Lease Term, the license to use, for the benefit of Tenant and its officers, agents, employees, customers and invitees, in common with others entitled to such use, the Common Areas as they from time to time exist, subject to the rights and privileges of Landlord herein reserved. Tenant shall not at any time interfere with the rights of Landlord and others entitled to use any part of the Common Areas, and shall not store, permanently or temporarily, any materials, supplies or equipment in the Common Areas.

                  14.4 CHANGES TO COMMON AREA. Landlord shall have the right at any time during the Lease Term to change, alter, remodel, reduce, expand or improve the Common Areas, elevators, drains, pipes, heating and air conditioning apparatus or any other part of the or Project, except the Leased Premises, without compensation to Tenant. For such purposes, Landlord or its agents or employees may, if necessary, enter, pass through and work upon the Leased Premises; provided, Landlord shall carry out such work diligently and reasonably. If there is a change in the area of the Common Areas as a result of any of the foregoing, Landlord shall cause adjustments in the computation of Operating Expenses as shall be necessary to provide for any such changes.

                  15.      ASSIGNMENT AND SUBLETTING.

                  15.1 TRANSFERS. Tenant shall not, without the prior written consent of Landlord, voluntarily or by operation of law, assign, sublet, encumber or transfer all or any part of Tenant's interest in this Lease or in the Leased Premises or permit any part of the Leased Premises to be used or occupied by any person other than Tenant, its employees, customers and others having lawful business with Tenant (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person or entity to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include: (i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days nor more than one hundred eighty
(180) days after the date of delivery of the Transfer Notice; (ii) a description of the portion of the Leased Premises to be transferred (the "SUBJECT SPACE");
(iii) all of the terms of the proposed Transfer and the consideration thereof, including a calculation of the "PROFIT RENTAL," as that term is defined in
Section 15.4 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer; and (iv) current financial statements pertaining to the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Each time Tenant requests Landlord's consent to a proposed Transfer, whether or not Landlord shall grant consent, within thirty (30) days after written request by Landlord, as additional rent hereunder, Tenant shall pay to Landlord Five Hundred Dollars ($500.00) for Landlord's review and processing fees, and, in addition, Tenant shall reimburse Landlord for any reasonable legal fees incurred by Landlord in connection with Tenant's proposed Transfer. Any attempted Transfer made without Landlord's prior consent shall be wholly void and shall constitute a breach of this Lease.

                  15.2     LANDLORD'S  CONSENT.  Subject to Landlord's rights in
Section 15.3 below, Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

                  (i) The Transferee is of a character or reputation or engaged in business which is not consistent with the quality of the Building and/or the Project;

                  (ii) The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

                  (iii) The Transferee is either a governmental agency or instrumentality thereof;

                  (iv) The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

                  (v) The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

                  (vi) The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Project a right to cancel its lease;

                  (vii) The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

                  (viii) Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (A) occupies space in the Project at the time of the request for consent (B) is negotiating with Landlord to lease space in the Project at such time, or (C) has negotiated with Landlord during the twelve (12)-month period immediately preceding the Transfer Notice.

                  If Landlord consents to any Transfer pursuant to the terms of this Section 15.2 (and does not exercise any of its rights under Section 15.3 below), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Leased Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 15.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(A) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 15.2, or (B) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 15 (including Landlord's right under Section 15.3 below).

                  15.3 LANDLORD'S RIGHT TO SUBLET OR ASSUME. If Tenant desires to assign or sublet all or any part of the Leased Premises, Tenant shall first offer in writing to assign or sublet (as appropriate) the same area to Landlord on the same terms and conditions and for the same rental (or proportionate part thereof) as provided in this Lease. Landlord shall have the right to accept such offer by providing written notice of acceptance to Tenant not later than the fourteenth (14th) day following receipt of Tenant's offer. Failure of Landlord to accept the offer in a timely manner shall be deemed a rejection thereof, but no rejection of the offer shall constitute a consent to the proposed subletting or assignment. If Landlord accepts the offer of subletting or assignment, Tenant shall pay all brokerage commissions incurred in connection therewith and shall deliver up the Leased Premises, or the applicable part thereof, to Landlord upon a date specified by Landlord not earlier than sixty (60) days nor later than one hundred twenty (120) days following delivery of Landlord's notice of acceptance, in the same manner and upon the same terms and conditions as provided herein for delivery at the end of the Lease Term.

                  15.4 LIMITATION ON PROFIT RENTAL. In the event Tenant enters into a Transfer, Tenant shall pay to Landlord fifty percent (50%) of the Profit Rental, if any, received from the Transferee, as it is received. "Profit Rental" shall be calculated by deducting from the amount received by Tenant from the Transferee on account of the Transfer, the sum of (i) the amounts payable to Landlord by Tenant pursuant to this Lease for the Subject Space which has been Transferred, plus (ii) the actual, reasonable and documented out-of-pocket expenses incurred by Tenant for (A) any changes, alterations and improvements to the Leased Premises in connection with the Transfer (and any planning and improvement allowances provided by Tenant to the Transferee in connection therewith), and (B) reasonable attorneys' fees, brokerage commissions and advertising expenses in connection with the Transfer.

                  15.5 CONTINUING OBLIGATIONS. No Transfer, even with Landlord's consent, shall relieve Tenant of its obligations to pay the Rent and to perform all of the other obligations to be performed by Tenant under this Lease, unless the subtenant or assignee is Landlord pursuant to Section 15.3. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subsequent Transfer, and Tenant shall offer to sublet or assign to Landlord pursuant to Section 15.3 prior to requesting consent for any subsequent Transfer.

                  15.6 CORPORATIONS AND PARTNERSHIPS. A sale by Tenant of all or substantially all of its assets shall constitute a Transfer for purposes of this Lease. If Tenant is a corporation, then any assignment or transfer of this Lease by merger, consolidation or liquidation, or any change in ownership of or power to vote of a majority of its outstanding voting stock shall, in Landlord's reasonable discretion, constitute a Transfer for purposes of this Lease. If Tenant is a partnership, then any change in the identity of the general partners having an aggregate interest in the partnership exceeding fifty percent (50%) shall, in Landlord's reasonable discretion, constitute a Transfer for purposes of this Lease.

                  16.      TENANT'S DEFAULT.

                  16.1 DEFINITION. The occurrence of any of the following shall constitute a default and breach of this Lease by Tenant:

                  16.1.1 Any failure by Tenant to pay when due any Rent or any other monetary sums required to be paid thereunder.

                  16.1.2   The abandonment or vacation of the Leased Premises.

                  16.1.3 Any failure by Tenant to observe and perform any other provisions of this Lease to be observed or performed by Tenant within fifteen (15) days after notice thereof has been provided to Tenant by Landlord, or if performance is not possible within said period, any failure of Tenant to commence performance within said period and to diligently prosecute such performance to completion.

                  16.1.4 Intentionally creating or permitting to be created a nuisance which shall not be abated within five (5) days after written notice thereof from Landlord.

                  16.1.5 If Tenant, or any guarantor of Tenant's obligations under this Lease ("GUARANTOR"), admits in writing that it cannot meet its obligations as they become due; or is declared insolvent according to any law; or assignment of Tenant's or Guarantor's property is made for the benefit of creditors; or a receiver or trustee is appointed for Tenant or Guarantor or its property; or the interest of Tenant or Guarantor under this Lease is levied on under execution or other legal process; or any petition is filed by or against Tenant or Guarantor to declare Tenant bankrupt or to delay, reduce or modify Tenant's debts or obligations; or any petition is filed or other action taken to reorganize or modify Tenant's or Guarantor's capital structure, if Tenant or Guarantor is a corporation or other entity; any such levy, execution, legal process or petition filed against Tenant or Guarantor shall not constitute a breach of this Lease provided Tenant or Guarantor shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within sixty
(60) days from the date of its creation, service or filing.

                  16.1.6 The taking of this Lease or Tenant's interest therein under writ of execution.

                  16.2 INTEREST ON UNPAID SUMS. If any Rent, or any other monetary sum required to be paid thereunder by Tenant to Landlord, is not paid when due, such sum shall accrue interest from the date due until received at the rate (the "Interest Rate") which is equal to the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish a Prime Rate or Reference
Rate), plus two percent (2%), or (ii) the highest rate permitted by applicable law.

                  16.3 REMEDIES. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, without limiting Landlord in the exercise of any other right or remedy which Landlord may have:

                  16.3.1 Without terminating this Lease, reenter and attempt to relet or take possession pursuant to legal proceedings and remove all persons and property from the Leased Premises. In such event, Landlord may, from time to time, make such alterations and repairs as may be necessary in order to relet the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees; second, to the payment of any indebtedness other than Rent due thereunder from Tenant to Landlord; third, to the payment of Rent due and unpaid thereunder; and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable thereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant thereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the Rent herein reserved. Actions to collect amounts due by Tenant to Landlord as provided in this Section 16.3.1 may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease Term. No such reentry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over Tenant's Property or others at the Leased Premises shall be deemed unauthorized or constitute a conversion of the Leased Premises or the property of Tenant therein or termination of the Lease, Tenant hereby consenting, after any Tenant default, to the aforesaid exercise of dominion over Tenant's property within the Leased Premises. All claims for damages by reason of such reentry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any reentry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

                  16.3.2 Without terminating this Lease, demand that all rent payable by Tenant under this Lease for the remainder of the Lease Term be accelerated and immediately due and owing without discount. Tenant fully understands this provision and agrees to render payment of the amounts described in this Section 16.3.2 in full if so requested by Landlord.

                  16.3.3   Terminate   this   Lease   and   Tenant's   right  to
possession, in which case Tenant shall immediately surrender possession. In addition to any other remedies which Landlord may have, it shall have the right to recover from Tenant: (i) the amount equal to any unpaid rent which has been earned at the time of such termination; (ii) as liquidated damages for loss of bargain, and not as a penalty, an amount equal to the excess, if any, of the aggregate amount of Rent and other charges which are Tenant's obligation to pay under this Lease for the remainder of the stated term over the aggregate of the then reasonable rental value of the Leased Premises under a lease substantially similar to this Lease for the remainder of the stated term, all of which amounts shall be discounted to present value at the passbook savings rate of U.S. Bank, a national banking association, or its successor, then in effect and shall be immediately due and payable(iii) the costs incurred by Landlord to design and construct the Tenant's portion of the Second Floor Work (as such term is defined in Section 1.6 above), if applicable; and (iv) all other damages and expenses which Landlord has sustained because of Tenant's default, including reasonable attorney's fees, the cost of recovering the Leased Premises, brokerage commissions and advertising expenses incurred, and expenses of remodeling the Leased Premises or any portion thereof for a new tenant, whether for the same or a different use and any special concessions made to obtain a new tenant.

                  16.3.4 If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action as additional rent.

                  16.3.5 No receipt of money by Landlord from Tenant after the termination of this Lease as herein provided shall reinstate, continue or extend the Lease Term or operate as a waiver of the right of Landlord to enforce the payment of Rent or other money when due by Tenant, or operate as a waiver of the right of Landlord to recover possession of the Leased Premises by proper remedy.

                  16.3.6 In addition to any other remedies Landlord may have at law or equity and/or under this Lease, Tenant shall pay upon demand all Landlord's costs, charges and expenses, including fees of counsel, agents and others retained by Landlord, whether or not suit is filed, incurred in connection with the recovery under this Lease or for any other relief against Tenant. In the event Landlord or Tenant shall bring any action against the other, the losing party shall pay the successful party's reasonable attorneys fees and court costs.

                  16.3.7 All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

                  16.3.8 Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of this Section 16; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 16.3.8 shall survive the expiration or sooner termination of the Lease Term.

                  16.4 LATE CHARGES. Tenant hereby acknowledges late payment by Tenant to Landlord of Rent and other sums due thereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Leased Premises. Accordingly, if any Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, Tenant shall pay to Landlord a late charge equal to fifteen percent (15%) of such overdue amount. The parties hereby agree such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  17.      LANDLORD'S DEFAULT.

                  17.1 NOTICE TO LANDLORD. Landlord shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days (or within such additional time as is reasonably required to correct any such default) after notice to Landlord by Tenant properly specifying wherein Landlord has failed to perform any such obligations.

                  17.2 NOTICE TO MORTGAGEE. If the holder of record of the first mortgage covering the Leased Premises shall have given prior notice to Tenant that it is the holder of the first mortgage and such notice includes the address at which notices to such mortgagee are to be sent, then Tenant shall give to the holder of record of such first mortgage notice simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided. The holder of record of such first mortgage shall have the right, within thirty (30) days after receipt of said notice (or within such additional time as is reasonably required to correct any such default including time to obtain possession of the Leased Premises by foreclosure or other means) before Tenant may take any action under this Lease by reason of such default. Any notice of default given Landlord shall be null and void unless simultaneous notice has been given to said first mortgagee.

                  17.3 LANDLORD'S EXCULPATION. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord (including any successor Landlord) and any recourse by Tenant against Landlord shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Project, and neither Landlord, nor any of the Landlord's partner nor their respective officers, agents, directors or employees shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

                  18.      CONDEMNATION.

                  18.1 EFFECT OF TAKING. If the Leased Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five percent (25%) of the floor area of the Leased Premises is taken by condemnation, Tenant may, at its option, terminate this Lease as of the date the condemning authority takes possession, by providing Landlord notice in writing of its intent to terminate not later than twenty (20) days after Landlord shall have notified Tenant of the taking. Failure of Tenant to so notify Landlord shall constitute Tenant's agreement to continue the Lease in full force and effect as to the balance of the Leased Premises.

                  18.2 RENT REDUCTION. If the Lease is not fully terminated after any taking, then it shall remain in full force and effect as to the portion of the Leased Premises remaining; provided the Rent payable thereunder shall be reduced on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining. Landlord shall, at its expense, restore the remaining portion to a complete unit of like quality and character as existed prior to the condemnation.

                  18.3 AWARDS. All awards for the taking of any part of the Leased Premises under the power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee; provided, however, that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim is payable separately to Tenant.

                  19.      SUBORDINATION.

                  19.1 SUBORDINATION. Subject to Section 19.3 below, this Lease, at Landlord's option, shall be subject and subordinate to the liens of any mortgages or deeds of trust and to any ground leases, in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements, or either thereof, of which the Leased Premises are a part, or on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or ground lease and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or ground lease.

                  19.2 SUBORDINATION AGREEMENTS. Tenant covenants and agrees to execute and deliver upon demand, without charge therefor, such further instruments evidencing such subordination of this Lease to the lien of any such ground leases, mortgages or deeds of trust as may be required by Landlord. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor and/or if required to do so pursuant to any subordination, non-disturbance and attornment agreement executed pursuant to Section 19.3 below, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

                  19.3 EXISTING AGREEMENT. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against, the Project in favor of South Trust Bank, National Association (the "CURRENT LENDER"). Simultaneously with Tenant's execution of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of EXHIBIT E attached hereto. If Landlord at any time during the Lease Term causes the Project to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, and/or if any party which acquires, or otherwise succeeds to, Landlord's interest in the Project (including without limitation, any ground lessee) encumbers or places a lien against the Project with a mortgage, deed of trust or similar security instrument and the beneficiary thereof requires this Lease to be subordinated to such encumbrance or lien, Landlord or the successor of Landlord will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to Landlord or such successor of Landlord, the subject beneficiary and Tenant. If said subordination, non-disturbance and attornment agreement is required and agreed upon by the aforesaid parties, Landlord or the successor of Landlord, the subject beneficiary and Tenant shall cause any such subordination, non-disturbance and attornment agreement to be executed, acknowledged and recorded concurrently with, or as soon as practicable after, the execution and recordation of any such lien, deed of trust or mortgage. In addition to the foregoing, if Landlord enters into a ground lease with regard to the Project and such ground lessee requires this Lease to be subordinated to such ground lease, the ground lessee and ground lessor will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to such ground lessee, ground lessor, any beneficiary of ground lessee, and to Tenant.

                  20.      QUIET ENJOYMENT.

                  Landlord agrees Tenant, upon paying Rent and other monetary sums due under this Lease and performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Leased Premises during the Lease Term, subject, however, to the provisions herein referring to subordination and condemnation.

                  21.      DELAYS.

                  Whenever Landlord shall be delayed or restricted, beyond Landlord's reasonable control, in the performance of any obligation of Landlord herein (including any obligation with respect to the provision of any service or utility or the performance of work or repairs) by reason of Landlord's inability to obtain materials, services or labor required for such performance or by reason of any statute, law or regulation of a governmental entity, or by reason of any other cause beyond Landlord's reasonable control, Landlord shall be entitled to extend the time for such performance by a time equal to the extent of the delay or restriction, and Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby.

                  22.      GENERAL PROVISIONS.

                  22.1 ESTOPPEL CERTIFICATES. Tenant shall, at any time, upon not less than ten (10) days written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying this Lease is unmodified and in full force and effect (or if modified, stating the nature of the modification) and the date to which the Rent and Operating Expenses are paid in advance, (ii) acknowledging there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord thereunder or specifying such default if any exist, and (iii) containing such other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee or buyer. If Tenant fails to execute and deliver such statement within ten (10) days, it shall be deemed conclusively to have acknowledged the accuracy of the matter set forth in Landlord's statement.

                  22.2 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance voluntarily or involuntarily by Landlord of Landlord's interest in the Leased Premises, Landlord shall be relieved from and after the date of such transfer of all liability accruing thereafter on the part of Landlord; provided, any funds in the hands of Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the transferee.

                  22.3 CAPTIONS. Article and paragraph captions are for convenience only and are not a part of this Lease and shall not be used for interpretation or construction of this Lease.

                  22.4     TIME OF ESSENCE. Time is of the essence hereof.

                  22.5 SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

                  22.6 MODIFICATIONS FOR MORTGAGEE. In the event any lending institution with whom Landlord has negotiated or shall hereafter negotiate for interim or permanent financing for the Project shall require a modification of this Lease as a condition to providing such financing, Landlord shall promptly provide written notice of the requirement to Tenant. If Tenant fails or refuses to make such modification within thirty (30) days after such notice, this Lease may be terminated by Landlord at any time prior to the Commencement Date. Provided, however, Tenant shall not be required to make any modifications which materially alters its rights and responsibilities under this Lease.

                  22.7 ENTIRE AGREEMENT. This Lease, along with any exhibits or attachments hereto, constitutes the entire agreement between the parties relative to the Leased Premises and there are no oral agreements or representations between the parties with respect to the subject matter hereof. This Lease supersedes and cancels all prior agreements and understandings with respect to the subject matter hereof. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification.

                  22.8 RECORDING. This Lease shall not be recorded and any recordation shall be a breach under this Lease.

                  22.9 WAIVER. The waiver by Landlord of the breach of any provision herein shall not be deemed a waiver of such provision. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

                  22.10 SUBSTITUTION OF LEASED PREMISES. Landlord shall have the right upon thirty (30) days prior written notice to Tenant to substitute other substantially similar premises within the Project for the Leased Premises subject to the same terms and conditions set forth in this Lease; provided, however, the substituted premises shall contain at least as many square feet of Rentable Area as contained in the Leased Premises. Upon such substitution, Landlord shall pay all reasonable moving expenses of Tenant and shall reimburse Tenant for the depreciated value of tenant improvements installed at Tenant's expense which remain in the Leased Premises.

                  22.11 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assigning or subletting by Tenant and subject to the provisions for the transfer of Landlord's interest, this Lease shall bind the parties, their successors and assigns. This Lease shall be governed by the laws of the State of Colorado.

                  22.12 HOLDING OVER. If Tenant remains in possession of all or any part of the Leased Premises after the expiration of the Lease Term, with or without the consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further term, on the same terms and conditions as provided herein, except only as to the term of this Lease; provided, however, during such period as a tenant from month-to-month, Tenant shall pay Base Rent at double the rate payable for the month immediately preceding the date of termination of this Lease. If Landlord provides Tenant with at least thirty (30) days' prior written notice that Landlord has a signed proposal or lease from a succeeding tenant to lease the Premises, and if Tenant fails to surrender the Premises upon the later of (i) the date of expiration of such thirty (30) day period, or (ii) the date of expiration or termination of this Lease, Tenant agrees to indemnify, defend and hold Landlord harmless from all costs, loss, expense or liability, including without limitation, claims made by any succeeding tenant and real estate brokers claims and attorney's fees and costs.

                  22.13 ENTRY BY LANDLORD. Landlord and its agents shall have the right to enter the Leased Premises at all reasonable times for the purpose of examining or inspecting the same, to supply janitorial services and any other services to be provided by Landlord or Tenant thereunder, to show the same to prospective purchasers of the Project and make such alterations, repairs, improvements or additions (including without limitation, the Second Floor Work, as such term is defined in Section 1.6 above, if applicable) to the Leased Premises or to the Building of which they are a part as Landlord may deem necessary or desirable. Tenant shall permit Landlord to show the Leased Premises to prospective tenants during the last six (6) months of the Lease Term or any renewal thereof. If Tenant shall not be personally present to open and permit an entry into the Leased Premises at any time when such entry by Landlord is necessary or permitted thereunder, Landlord may enter by means of master key without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease. If, during the last month of the Lease Term, Tenant shall have removed substantially all of its property from the Leased Premises, Landlord may immediately enter and alter, renovate and redecorate the Leased Premises without elimination or abatement of rent or incurring liability to Tenant for any compensation.

                  22.14 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and this Lease is binding upon said corporation in accordance with its terms.

                  22.15 NOTICES. All notices or demands of every kind required or desired to be given by Landlord or Tenant thereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord at the address set forth in Section 3 of the Summary or Tenant, at the address set forth in Section 5 of the Summary, or at such other place as such party may designate from time to time.

                  22.16 REAL ESTATE BROKER. Tenant represents Tenant has dealt directly and only with the real estate brokers or agents specified in
Section 12 of the Summary ("BROKERS") in connection with this Lease, and insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Lease, or submitted or showed the Leased Premises, or is entitled to any commission in connection herewith. Tenant agrees to indemnify and defend Landlord against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent other than the Broker(s).

                  22.17 PARKING. Tenant shall have the right to use, free of parking charges, up to the number of unreserved parking spaces set forth in
Section 13 of the Summary throughout the Lease Term in the Building's parking facility located adjacent to the Building. Tenant's continued right to use the parking spaces is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the spaces are located and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout, location and all other aspects of the Building's parking facilities and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Building's parking facilities or relocate Tenant's parking passes to other parking structures and/or surface parking areas within a reasonable distance of the Leased Premises. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to Landlord. Any parking tax or other charges imposed by governmental authorities in connection with the use of such parking shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges within ten (10) days after Landlord's demand therefor.

                  22.18 SIGN RIGHTS. Landlord shall provide space on the Building directory on the ground floor lobby of the Building equal to Tenant's Share of the Building for a listing identifying Tenant's name and suite number. Landlord shall also install near the entry door to the Leased Premises signage identifying Tenant's name. All such permitted signage shall use Building standard materials and lettering. Landlord shall pay for the cost of the initial installation of such permitted signage, and Tenant shall pay for the cost of any changes thereto.

                  22.19    SATELLITE EQUIPMENT/EMERGENCY GENERATOR.

                  22.19.1 Subject to the approval of all applicable governmental agencies, subject to Tenant's compliance with all Applicable Laws and subject to the provisions of this Section 22.19 and this Lease, Landlord hereby agrees that Tenant shall have the non-exclusive right, at Tenant's sole cost and expense, to install up to a combined total of three (3) satellite/microwave dishes or radio antennae, each of which shall be Tenant's personal property (individually and collectively, the "SATELLITE EQUIPMENT") within the screened area on the roof of the Building in an exact location as shall be designated by Landlord. Tenant's Satellite Equipment shall be kept within such screened area and shall not be visible from the streets adjacent to or surrounding the Project, or visible from the Additional Buildings. In addition, subject to the approval of all applicable governmental agencies, subject to Tenant's compliance with all Applicable Laws, and subject to the provisions of this Section 22.19 and this Lease, Tenant shall have the exclusive right, at Tenant's sole cost and expense, to use the existing 1,000-kilowatt back-up emergency generator, and the existing concrete-lined above-ground diesel fuel tank connected thereto (the "TANK"), each of which is currently located in the area depicted on EXHIBIT B-3 attached hereto (the "GENERATOR SITE"). Such generator and Tank (collectively, the "EMERGENCY GENERATOR") shall be accepted by Tenant in their 'AS-IS", "WHERE-IS", "WITH ALL FAULTS" condition, and without representation or warranty by Landlord. Notwithstanding anything herein to the contrary, Landlord shall have the right to require Tenant, at Tenant's sole cost and expense, to install protective barricades or other protective equipment around the Generator Site and/or Emergency Generator as Landlord may determine are reasonably necessary to protect the Emergency Generator. In addition, Tenant shall have the non-exclusive right, subject to available capacity of the Building, to install such connection equipment, such as wires, conduits, cables, risers, feeders and materials (collectively, the "CONNECTING EQUIPMENT") in the shafts, ducts, conduits, chases, utility closets and other facilities of the Building as is reasonably necessary to connect the Satellite Equipment and the Emergency Generator to Tenant's other machinery and equipment in the Leased Premises, subject however, to the provisions of Section 22.19.2, below. Tenant shall also have the right of access, consistent with Section 22.19.3, below, to the areas where any such Connecting Equipment is located for the purposes of maintaining, repairing, testing and replacing the same.

                  22.19.2 The installation of the Satellite Equipment and related Connecting Equipment and the installation of any Connecting Equipment to the Emergency Generator (hereby referred to together and/or separately as the "SPECIAL EQUIPMENT") shall constitute alterations and shall be performed in accordance with and subject to the provisions of Article 9 of this Lease, including, without limitation, Tenant's obligation to obtain Landlord's prior consent to the size and other specifications of the Special Equipment, and the Special Equipment shall be treated for all purposes of this Lease as if the same were Tenant's property, except that Tenant shall have no right to transfer, encumber or remove the Emergency Generator from the Generator Site. For the purposes of determining Tenant's obligations with respect to its use of the Special Equipment and areas of the Project as herein provided, the portion of the roof of the Building and the Generator Site affected by the Special Equipment shall be deemed to be a portion of Tenant's Leased Premises (but Tenant shall have no obligation to pay rent on such portion); consequently, all of the provisions of this Lease with respect to Tenant's obligations hereunder shall apply to the installation, use and maintenance of the Special Equipment, including without limitation, provisions relating to compliance with requirements as to insurance, indemnity, repairs and maintenance, and compliance with Applicable Laws; provided, however, Tenant shall not be obligated to insure the areas of the roof of the Building upon which any of the Satellite Equipment and related Connecting Equipment is located or make repairs thereto except to the extent such repairs either (i) are Tenant's obligation under this Lease,
(ii) are necessitated by Tenant's acts or omissions, and/or (iii) are required as a result of any damage thereto caused by such Satellite Equipment and related Connecting Equipment and/or Tenant's use thereof (including, without limitation, as a result of loading on the roof in excess of the standard roof load). Landlord shall have no obligation with regard to the affected portions of the roof, Generator Site and/or any other areas where the Special Equipment is located, except as expressly provided in this Section 22.19. It is expressly understood that Landlord retains the right to use and to grant to third parties the right to use the portions of the Building not utilized by Tenant for any purpose whatsoever.

                  22.19.3 Tenant shall install, use, maintain and repair the Special Equipment in such a manner so as not to damage or interfere with the operation of the Building or any other portion of the Project or the Building's or Project's systems and equipment or any other communications, generators and/or similar equipment located in the Project; and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, costs, damages, expenses and liabilities (including attorneys' fees) arising out of Tenant's failure to comply with the provisions of this Section 22.19.3.

                  22.19.4 Landlord shall not have any obligations with respect to the Special Equipment or compliance with any requirements relating thereto, nor shall Landlord be responsible for any damage that may be caused to the Special Equipment except to the extent (i) caused by the gross negligence or willful misconduct of Landlord and (ii) not insured or required to be insured by Tenant under this Lease. Landlord makes no representation that the Satellite Equipment and related Connecting Equipment will be able to receive or transmit communication signals without interference or disturbance or that the Emergency Generator and related Connecting Equipment will be able to supply sufficient power to the Leased Premises, and Tenant agrees that Landlord shall not be liable to Tenant therefor.

                  22.19.5 Tenant, at Tenant's sole cost and expense, shall install such fencing and other protective equipment on or about the Special Equipment as shall be required by Applicable Laws and/or as Landlord may reasonably require.

                  22.19.6 Tenant shall, at its sole cost and expense, (i) be solely responsible for any damage caused as a result of the Special Equipment,
(ii) promptly pay any tax, license or permit fees charged pursuant to any requirements in connection with the installation, maintenance or use of the Special Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and (iii) make all necessary repairs of , replacements to and/or maintenance of the Special Equipment so as at all times to keep the same in first-class condition and repair.

                  22.19.7 Tenant shall not use any Hazardous Materials in connection with the Special Equipment, except that Tenant may use batteries within the Emergency Generator and fuel stored within the Tank as necessary for the operation of the Emergency Generator, as long as such batteries and fuel are kept, maintained and used in accordance with all Applicable Laws and the highest safety standards for such use, and so long as such fuel is always stored within the Tank and is not used or stored in any area outside of the Tank, and such batteries are always used within the Emergency Generator and not used or stored in any area outside the Emergency Generator. Landlord shall have the right, after providing Tenant with written notice of Landlord's intent to do same, to conduct such tests and/or inspections of the Special Equipment as Landlord may determine are reasonably necessary from time to time to ensure that Tenant is complying with the terms of this Section 22.19 and/or to ensure that there has been no release, and/or that there is not threat of release, of Hazardous Materials; Tenant shall pay for the reasonable cost of such tests, but only in the event such tests reveal that there has been such a release or there is such a threat of release of Hazardous Materials, or Tenant has otherwise failed to comply with the provisions of this Section 22.19. Tenant shall promptly, at Tenant's expense, take all investigatory and all remedial action required by Applicable Laws and/or reasonably recommended by Landlord, whether or not formally ordered or required by Applicable Laws, for the cleanup of any spill, release or other contamination of the roof of the Building, the Generator Site and/or the Project caused or contributed to by Tenant's use of the Special Equipment (including, without limitation, the fuel and batteries for the Emergency Generator), and/or pertaining to or involving any such fuel, batteries or other Hazardous Materials brought onto the roof of the Building, the Generator Site and/or the Project during the Lease Term by Tenant or any of Tenant's agents, employees, contractors, licensees or invitees. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss of rents, damages, losses, liabilities, judgments, claims, expenses, penalties and attorneys' and consultants' fees arising out of or involving any Hazardous Materials brought onto the roof of the Building, the Generator Site and/or the Project by or for Tenant. Tenant's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant or any of Tenant's agents, employees, licensees or invitees, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

                  22.19.8 The Emergency Generator shall be routinely tested and inspected by Tenant, at Tenant's expense, in accordance with recommended industry standard testing procedures. Testing hours are restricted, however, to those specific hours set and determined by Landlord from time to time.

                  22.19.9  If any of the  conditions  set forth in this  Section
22.19 are not complied with by Tenant, then without limiting Landlord's rights and remedies it may otherwise have under this Lease, at law and/or in equity, Tenant shall, upon written notice from Landlord, have the option either to (i) immediately discontinue its use of the Special Equipment, remove the same (excluding the Emergency Generator which shall remain at the Real Property), and make such repairs and restoration as required under Section 22.19.9 below, (ii) reposition the Special Equipment to a location designated by Landlord if Landlord elects to permit such repositioning, and make such repairs and restorations as required under Section 22.19.9 below, or (iii) correct such noncompliance within thirty (30) days after receipt of notice.

                  22.19.10 Upon the expiration of the Lease Term or upon any earlier termination of this Lease, Tenant shall, subject to the control of and direction from Landlord, remove the Special Equipment (excluding the Emergency Generator which shall remain at the Real Property), repair any damage caused thereby, and restore the roof and other portions of the Building and Project to their condition existing prior to the installation of such Special Equipment, reasonable wear and tear not caused by the Special Equipment excepted.

                  22.19.11 Tenant's rights under this Section 22.19 shall be personal to the Original Tenant, and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the Original Tenant, and shall only be available to and exercisable by the Tenant, when the Original Tenant is in actual and physical possession of the entire Leased Premises.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:         W9/MTN REAL ESTATE LIMITED PARTNERSHIP,
                  a Delaware limited partnership

                  By:     LEGACY PARTNERS COMMERCIAL, INC.,
                          a Texas corporation, as agent and manager for Landlord

                          By:
                                   /s/ Debra Smith
                                  ----------------------------------------------
                                  Name:  Debra Smith
                                         ---------------------------------------
                                  Title:  Senior Vice President - Marketing
                                          --------------------------------------


TENANT:           MANAGED STORAGE INTERNATIONAL,
                  a Delaware corporation

                  By:
                           /s/ Thomas P. Sweeney III
                          ------------------------------------------------------
                          Name:
                                 Thomas P. Sweeney III
                                 -----------------------------------------------
                          Title:
                                 Chief Executive Officer
                                 -----------------------------------------------

                  By:
                           /s/ Paul McKnight
                          ------------------------------------------------------
                          Name:
                                 Paul McKnight
                                 -----------------------------------------------
                          Title:
                                 CFO
                                 -----------------------------------------------

***If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Lease must be executed by the president or vice president and the secretary or assistant secretary, UNLESS the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                    EXHIBIT A
                                    ---------


                                LEGAL DESCRIPTION
                                -----------------



         The following described property located in Jefferson County, Colorado and Boulder County, Colorado:

Lots 1, 2, and 3,
LINCOLN SOUTHPOINT
City of Broomfield,

Counties of Jefferson and Boulder, Recorded August 5, 1998 at Reception No. 1831572 further referenced in Plan-44, File-3 at Numbers 50 and 51 Boulder County Records; August 4, 1998 at Reception No. F0665420 further referenced at Plat Book 142 at Pages 28-29 Jefferson County Records.


                                    EXHIBIT A

                                    EXHIBIT B
                                    ---------


                                   FLOOR PLAN
                                   ----------














                                    EXHIBIT B

                                   EXHIBIT B-1
                                   -----------


                         FLOOR PLAN OF FIRST OFFER SPACE
                         -------------------------------






















                                   EXHIBIT B-1

                                   EXHIBIT B-2
                                   -----------


                         DEPICTION OF SECOND FLOOR WORK
                         ------------------------------






















                                   EXHIBIT B-2

                                   EXHIBIT B-3
                                   -----------


                                 GENERATOR SITE
                                 --------------






















                                   EXHIBIT B-3

                                    EXHIBIT C
                                    ---------


                              RULES AND REGULATIONS
                              ---------------------

                  1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name and notice without notice to and at the expense of Tenant. At all times and at its sole discretion, Landlord shall have the express right to control signage outside or inside the Building.

                  2. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord and all moving of same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord shall not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

                  3. The sidewalks, halls, passages, entrances, stairways, elevators and other common areas shall not be obstructed by any tenants, their agents or employees, or used by them for any purpose other than ingress and egress to and from their offices. Tenant shall cooperate with Landlord in maintaining the good order and cleanliness of all such common areas.

                  4. Tenant shall not disturb the occupants of this or adjoining buildings by use of any television, radio or musical instrument, making loud or disruptive noises or creation of offensive odors.

                  5. No cooking shall be done or permitted by Tenant in the Leased Premises; provided, however, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Leased Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and/or other tenants. The Leased Premises shall not be used for storage of merchandise, washing clothes, lodging or any improper, objectionable or immoral purpose.

                  6. Tenant shall not use or keep in the Leased Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

                  7. Tenant shall not bring any animals or birds into the Building and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

                  8. No additional lock or locks shall be placed by Tenant on any door in the Building without prior written consent of Landlord. A reasonable number of keys to the Leased Premises and to the restrooms shall be furnished by Landlord, and neither Tenant nor its agents or employees shall have any duplicate key made. At termination of tenancy, Tenant shall promptly return all keys to offices, restrooms or vaults to Landlord.

                  9. Tenant shall give Landlord access to the Leased Premises and to all locked areas at all reasonable times for the purpose of inspecting and maintaining the same.

                  10. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant, or its employees or invitees, whoever shall have caused it.

                  11. Tenant shall not employ any person other than the janitor of Landlord for the purpose of cleaning the Leased Premises without prior written consent of Landlord, and without Landlord's consent, no person or persons shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

                  12. Canvassing, soliciting and peddling in or about the Building are prohibited.

                  13. No window shades, blinds, screens or draperies shall be attached or detached by Tenant without Landlord's prior written consent.

                                    EXHIBIT C

                  14. Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceiling, partitions or floors of the Leased Premises or the Building, and any defacement, damage or injury caused by Tenant, its agents or employees, shall be paid for by Tenant.

                  15.      Tenant  shall  comply  with  all  Building   security
procedures as may from time to time be put into effect by Landlord.

                  16. For the purpose of providing utilities and services, the Building's normal business hours shall be 7 a.m. - 6 p.m. Monday through Friday; 8 a.m. - 1 p.m. Saturday; Sunday and Holidays excluded.

                  17. Prior to leaving the Building, Tenant shall make certain the doors of the Leased Premises are closed and securely locked, all water faucets or water apparatus are entirely shut off, and all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants, occupants, the Building or Tenant.

                  18. Tenant shall at all times cooperate with Landlord in preserving a first-class image for the Building.

                  19. Landlord reserves the right to make such reasonable additions and amendments to these Rules and Regulations as in its judgment may from time to time be needful and desirable for the safety, security, care, efficiency and cleanliness of the Building and the preservation of good order therein.


                                    EXHIBIT C

                                    EXHIBIT D
                                    ---------


                               AMENDMENT TO LEASE
                               ------------------

                  This AMENDMENT TO LEASE ("AMENDMENT") is made and entered into effective as of ____________, 200__, by and between W9/MTN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and MANAGED STORAGE INTERNATIONAL, a Delaware corporation ("TENANT").

                                R E C I T A L S :
                                - - - - - - - -

                  A. Landlord and Tenant entered into that certain Office Lease dated as of March 15, 2002 (the "LEASE") pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain "LEASED PREMISES," as described in the Lease, known as Suite 250 of the Building located at 12303 Airport Way, Broomfield, Colorado.

                  B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning as given such terms in the Lease.

                  C. Landlord and Tenant desire to amend the Lease to confirm the Commencement Date and Expiration Date, as hereinafter provided.

                  NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. CONFIRMATION OF DATES. The parties hereby confirm that (a) Landlord has completed all work required by the Lease as of the date hereof, and (b) the Lease Term commenced as of ________________ (the "COMMENCEMENT DATE") for a term of approximately sixty-six (66) months ending on _______________ (unless sooner terminated as provided in the Lease).

                  2. NO FURTHER MODIFICATION. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

                  IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

                  "Landlord":

                  W9/MTN REAL ESTATE LIMITED PARTNERSHIP,
                  a Delaware limited partnership

                  By:     LEGACY PARTNERS COMMERCIAL, INC.,
                          a Texas corporation, as agent and manager for Landlord

                          By:

                                  ----------------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Title:
                                          --------------------------------------

                  "Tenant":

                  MANAGED STORAGE INTERNATIONAL,
                  a Delaware corporation

                  By:

                          ------------------------------------------------------
                          Name:

                                 -----------------------------------------------
                          Title:

                                  ----------------------------------------------

                  By:

                          ------------------------------------------------------
                          Name:

                                 -----------------------------------------------
                          Title:

                                  ----------------------------------------------


                                    EXHIBIT D

                                    EXHIBIT E
                                    ---------

             ATTORNMENT, SUBORDINATION AND NON-DISTURBANCE AGREEMENT
             -------------------------------------------------------


  THIS AGREEMENT made this ______ day of _______________, 200__, by and among:

BANK:                           SouthTrust Bank, National Association
                                P. O. Box 2554
                                Birmingham, Alabama 35290
                                Attention:  Commercial Real Estate Department

LESSEE:                         Managed Storage International
                                1140 Pearl Street
                                Boulder, Colorado 80302
                                Attention:  _____________________

                                and

OWNER: W9/MTN Real Estate Limited Partnership c/o Legacy Partners Commercial, Inc. 12202 Airport Way, Suite 180
                                Broomfield, Colorado 80021
                                Attention:  Property Manager

                  WHEREAS:

                  (1) W9/MTN Real Estate Limited Partnership (the "OWNER") is the owner of the property described in EXHIBIT "A" attached hereto and incorporated herein by reference (the "PROPERTY");

                  (2) SouthTrust Bank, National Association ("BANK") has made a loan (the "LOAN") to Owner, and such Loan is secured by a Deed of Trust and Security Agreement on the Property (as amended from time to time, the "MORTGAGE");

                  (3) By Lease dated March 15, 2002, (the "LEASE"), the Owner, as Lessor, is leasing to , a MANAGED STORAGE INTERNATIONAL, a Delaware corporation (the "LESSEE"), a portion of the improvements located on the Property as described in this Lease ("LEASED PREMISES") for a term of approximately sixty-six (66) months, at the rental and upon the terms and conditions set forth in said Lease;

                  (4) Bank desires to assure the Lessee possession of the Leased Premises upon the terms and conditions set forth in the Lease for the entire original term and any optional renewal term therein provided without regard to any default under the terms of the Mortgage;

                  (5) Lessee desires to assure Bank that the Lessee will attorn to the Bank under the circumstances set forth in this Agreement and under the Lease;

                  (6) Bank desires to assure Lessee that its possession of the Leased Premises and rights under the Lease will not be disturbed so long as Lessee is not in default under the Lease or the terms of this Agreement;

                  (7) Lessee has agreed to subordinate the Lease and its interest therein to the Mortgage.

                  NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) in hand paid by each of the parties herein to the other, of other good and valuable consideration, and of the mutual promises contained herein, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the Bank, Lessee and Owner covenant and agree as follows:

                  1. SUBORDINATION. Anything to the contrary in the Lease notwithstanding, the Lease, and all rights of Lessee thereunder, are and shall be subject and subordinate in all respects to the Mortgage, to each and every advance made or hereafter to be made under the Mortgage, and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage. Notwithstanding any provisions of the Lease to the contrary, and for so long as the Mortgage and any modification or extensions thereof shall remain unsatisfied, the Mortgage, the Lease and the rights of the Lessee under the Lease shall be superior to any subsequent financing or other encumbrances with a party other than Bank, its successors or assigns, with respect to the Leased Premises, and Lessee and Owner agree that each will not at any time prior to satisfaction of the Mortgage voluntarily subordinate the Lease to any mortgage or encumbrance to a party other than Bank, its successors or assigns, respecting the Leased Premises which is junior in priority to the Mortgage.

                  2. RIGHT OF BANK TO CURE DEFAULTS. If any default shall occur under the Lease on the part of the Owner, which would give Lessee the right (or under which Lessee might claim the right) to cancel or terminate the Lease, Lessee shall promptly give notice thereof to Bank, and Bank shall have thirty (30) days from the date of such notice to cure any such default, or if such default is not reasonably capable of being cured in such period of time, Bank shall have the right within such time to commence remedying such default and shall proceed diligently to complete the same. In the event any such default is so cured, the Lease shall not be deemed to be in

                                    EXHIBIT E
default, and Lessee's duties thereunder shall continue unabated. Nothing herein shall be deemed to be a duty on the part of Bank to cure any such default, but only a right on its behalf.

                  3.       LESSEE TO ATTORN TO BANK.

                  (a) In the event that the Bank shall succeed to the interest of Owner under such Lease, the Lease shall continue with the same force and effect as if the Bank, as Lessor, and the Lessee had entered into a Lease for a term equal to the then unexpired term of the Lease, containing the same terms, conditions and covenants as those contained in the Lease, including, but not limited to, any rights of renewal therein, and the Lessee shall be bound to the Bank under all of the provisions of the Lease for the remaining term thereof with the same force and effect as if the Bank were the Lessor under the Lease, and the Lessee hereby attorns and agrees to attorn to the Bank as its landlord, such attornment to be effective and self-operative without the execution of any further instruments on the part of either of the parties hereto immediately upon the succession of Bank to the interest of Owner under the Lease. The Lessee shall be under no obligation to pay rent to the Bank until the Lessee receives written notice from the Bank that an event of default under any of the loan documents relating to the Loan has occurred, or that it has succeeded to the interest of the Owner under the Lease. The Owner and Lessee agree that, upon receiving such notice from Bank, Lessee shall pay all rents directly to Bank without any duty to inquire as to the validity of such notice and without any liability therefor to Owner. Nothing contained herein shall in any manner limit or restrict the right of Bank to have a receiver appointed or to seek any other appropriate relief or remedy under any one or more of the loan documents relating to the Loan. The respective rights and obligations of the Lessee and the Bank upon such attornment and their relationship shall be as tenant and landlord respectively, for the remaining term of the Lease, including any renewal periods set forth in said Lease;

                  (b) Lessee agrees that it shall not, without the express consent of Bank, prepay any minimum rental under the Lease to Owner in excess of one (1) month's advance minimum rental; and

                  (c) In the event that the Bank shall succeed to the interest of the Owner under the Lease, the Bank agrees to be bound to the Lessee under all of the terms, covenants and conditions of the Lease; provided, however, that Bank shall not be:

                  (i) Liable for any act or omission of any prior landlord (including the Owner); or

                  (ii) Subject to any offsets which the Lessee might have or thereafter have against any prior landlord (including the Owner); or

                  (iii) Bound by any prepayment of more than one (1) month's minimum rental under the Lease to any prior landlord (including the Owner); or

                  (iv) Bound by an amendment, modification or surrender of the Lease made without its consent.

                  4. BANK'S RIGHT TO PROCEED AGAINST LESSEE. In the event the Bank shall succeed to the interest of the Owner under the Lease, the Bank will have the same remedies by entry, action or otherwise for the nonperformance of any agreement contained in the Lease, for the recovery of rent, for the doing of any waste or for any other default, as Owner had or would have had if the succession not taken place, and this right shall exist whether or not the Lease is formally terminated; in any such action, Lessee waives the necessity of Owner being made a party to such proceeding.

                  5. NON-DISTURBANCE PROVISIONS. In the event the Mortgage shall be foreclosed, or in the event Bank otherwise succeeds to the interest of the Owner under the Lease, and provided that Lessee is not then in default under the Lease, the Lease shall not terminate on account of such foreclosure or other such succession, by operation of law or otherwise, so long as the Lessee continues to pay the rents reserved in the Lease and otherwise does not become in default under the Lease.

                  6. BANK'S APPROVAL OR CONSENT. Wherever Bank's consent or approval under the Lease is required, Bank agrees to not unreasonably withhold such consent, and it is understood and agreed that Bank shall not be deemed to have unreasonably withheld such consent or approval, wherein Bank's reasonable discretion to give such approval or consent would reduce the value, decrease the size or impair the structural integrity of the Leased Premises and/or the Property or otherwise impair the security granted under the Mortgage.

                  7. OWNER'S AND LESSEE'S CERTIFICATION. Owner and Lessee hereby confirm and certify to Bank the following:

                  (a) That the Lease is in full force and effect and has not been modified, altered or amended and constitutes a complete statement of the agreement between Owner and Lessee with respect to the leasing of the Leased Premises.

                  (b) That, as of the date hereof, Lessee has no charge, lien or claim of offset or credit against rentals or other charges coming due under the Lease, nor have rentals been prepaid except as expressly provided by the terms of the Lease.

                  (c) That Lessee has been notified that the Lease has been or will be assigned to Bank as security for the Loan, and Lessee has no notice of a prior assignment, hypothecation or pledge of rents or the Lease.

                                    EXHIBIT E

                  (d) That there are no actions, either voluntary or involuntary, pending against the Lessee under the bankruptcy laws of the United States, or under the bankruptcy laws of any state.

                  (e) That to the knowledge of Owner and Lessee, no party to the Lease is in default thereunder.

                  (f) That all rentals due or coming due under the Lease are currently paid or due to be paid to the Owner.

                  (g) That this certification is made with the knowledge that Bank is relying on this certification in making the Loan to the Owner.

                  8. SURVIVAL. This instrument shall survive any foreclosure of the Leased Premises, or any other succession by Bank to the interest of the Owner with respect to the Leased Premises, and shall remain in full force and effect until the end of the Lease term and all exercised optional extension periods, or until satisfaction of the Mortgage and all renewals, modifications, consolidations, replacements, and extensions of the Mortgage, whichever shall first occur.

                  9. LIMITATION OF BANK'S LIABILITY. Lessee shall look solely to the Property for recovery of any judgment or damages from Bank, its successors and assigns, and neither Bank nor its successors or assigns shall have any personal liability, directly or indirectly, under or in connection with the Lease or this Agreement or any amendment or amendments to either thereof made at any time or times, heretofore or hereafter, and Lessee hereby forever and irrevocably waives and releases any and all such personal liability. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to Bank, its successors and assigns, provided by law or by any other contract, agreement or instrument.

                  10. APPROVALS. The Owner has joined in this Agreement for the purpose of expressing its consent and agreement to be bound by the provisions hereof.

                  11. NOTICES. All notices or demands hereunder shall be sufficient if sent by United States registered or certified mail, postage prepaid, addressed as follows:

         IF TO BANK:            SouthTrust Bank, National Association
                                P. O. Box 2554
                                Birmingham, Alabama  35290
                                ATTENTION:  Commercial Real Estate Department

         WITH A COPY TO:        Ray D. Gibbons, Esq.
                                Gordon, Silberman, Wiggins & Childs
                                1400 SouthTrust Tower
                                420 North 20th Street
                                Birmingham, Alabama  35203

         IF TO LESSEE:          Managed Storage International
                                1140 Pearl Street
                                Boulder, Colorado 80302
                                Attention:  ___________________
                                (Prior to the Commencement Date of the Lease)

                                and

                                12303 Airport Way, Suite 250
                                Broomfield, Colorado 80021
                                Attention:  ___________________
                                (After the Commencement Date of the Lease)

         IF TO OWNER:           W9/MTN Real Estate Limited Partnership
                                c/o Legacy Partners Commercial, Inc.
                                12202 Airport Way, Suite 180
                                Broomfield, Colorado  80021
                                Attention:  Property Manager

         WITH A COPY TO:        Legacy Partners Commercial, Inc.
                                4000 East Third Avenue, Suite 600
                                Foster City, California  94404-4810
                                Attn:  Mr. Rick Wada

or such other address as any party may hereafter designate in writing to the other.

                                    EXHIBIT E

                  12. BINDING EFFECT. This Agreement and all of the covenants, terms, conditions and obligations herein contained are covenants running with the land (the Property and the Leased Premises) and binding thereon and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and successors in title to the Leased Premises and successors in title to the Property.

                  IN WITNESS WHEREOF, the parties hereto have caused this Attornment, Subordination and Non-Disturbance Agreement to be executed effective on the day and year first above written.

                             BANK:

                             SOUTHTRUST BANK, NATIONAL ASSOCIATION

                             By:
                                /s/ Eric Overton
                                ------------------------------------------------
                             Its:
                                 Vice President
                                 -----------------------------------------------


                             LESSEE:

                             MANAGED STORAGE INTERNATIONAL,
                             a Delaware corporation

                             By:
                                /s/ Thomas P. Sweeney, III
                                ------------------------------------------------
                             Its:
                                 President & CEO
                                 -----------------------------------------------


                             OWNER:

                             W9/MTN REAL ESTATE LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By:     W9/MTN GEN-PAR, L.L.C.,
                                     a Delaware limited liability company,
                                     its General Partner

                                     By:
                                        /s/ Barry S. DiRaimondo
                                        ----------------------------------------
                                     Its:

                                         ---------------------------------------


                                    EXHIBIT E

STATE OF ALABAMA             )
                             ) ss.
COUNTY OF JEFFERSON          )

Before me, Ginger Bowen, on this day personally appeared Eric Overton, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Vice President of SouthTrust Bank, National Association, a national banking association, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         WITNESS my hand and official seal.
                                       /s/ Ginger D. Bowen
                                       -----------------------------------------
                                       Notary Public in and for said State


(SEAL)

STATE OF COLORADO            )
                             ) ss.
COUNTY OF JEFFERSON          )

Before me, Robin W. Denster, on this day personally appeared Thomas P. Sweeney, III known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the President & CEO of Managed Storage, a Delaware, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         WITNESS my hand and official seal.
                                       /s/ Robin W. Denster
                                       -----------------------------------------
                                       Notary Public in and for said State


(SEAL)

STATE OF                               )
                                       ) ss.
COUNTY OF                              )

Before me, ____________________________________________,  on this day personally appeared ________________________________________,  known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the ______________________________ of W9/MTN Gen-Par, L.L.C., a Delaware limited liability company, as General Partner of W(/MTN Real Estate Limited Partnership, a Delaware limited partnership, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         WITNESS my hand and official seal.
                                       /s/ Natalie A. Denbow
                                       -----------------------------------------
                                       Notary Public in and for said State


(SEAL)



                                    EXHIBIT E
                                       -5-

State of California

County of San Mateo

On April 1, 2002  before me, Natalie A. Denhow Notary Public
   -------------             -------------------------------
           Date           Name, Title of Officer- E.G. `Jane Doe, Notary Public"

  Personally appeared Barry S. DiRaimondo
                      -------------------
                      Name(s) of Signer(s)

 X personally known to me - OR - proved to me on the basis of satisfactory --- evidence to be the person  whose name is  subscribed
                                        to    the    within    instrument    and
                                        acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                              WITNESS my hand and official seal.

                                                           /s/ Natalie A. Denbow
                                                           ---------------------
                                                             Signature of Notary

--------------------------------------------------------------OPTIONAL ---------
-------------------------------------------------


Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER                      DESCRIPTION OF ATTACHED DOCUMENT

____   INDIVIDUAL

____   CORPORATE OFFICER                                Signature Authorization

_____________________                               TITLE OR TYPE OF DOCUMENT
      TITLE(S)                                        INSURANCE RELEASE DOCUMENT
                                               ____ LIMITED
_____ PARTNER(S)

                                               ____ MANAGING MEMBER

_____ ATTORNEY-IN-FACT


__ NUMBER OF PAGES

_____ TRUSTEE(S)

_____ GUARDIAN/CONSERVATOR

_____ OTHER:_____________________________

                                DATE OF DOCUMENT

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

SIGNER(S) OTHER THAN ABOVE

 Copyright 1993 NATIONAL NOTARY ASSOCIATION 8236 Remmet Ave.,P.0 Box 7184 Canoga
                              Park, CA 91309-7184

                                    EXHIBIT E
                                       -6-

                             EXHIBIT A TO EXHIBIT F
                             ----------------------

                             DESCRIPTION OF PROPERTY
                             -----------------------

         The following described property located in Jefferson County, Colorado and Boulder County, Colorado:

Lots 1, 2, and 3,
LINCOLN SOUTHPOINT
City of Broomfield,

Counties of Jefferson and Boulder, Recorded August 5, 1998 at Reception No. 1831572 further referenced in Plan-44, File-3 at Numbers 50 and 51 Boulder County Records; August 4, 1998 at Reception No. F0665420 further referenced at Plat Book 142 at Pages 28-29 Jefferson County Records.

                                  EXHIBIT A TO
                                    EXHIBIT F

                             LETTER OF CREDIT RIDER

                  This Letter of Credit Rider ("LC RIDER") is made and entered into by and between W9/MTN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and MANAGED STORAGE INTERNATIONAL, a Delaware
corporation ("TENANT"), and is dated as of the date of the Office Lease ("LEASE") by and between Landlord and Tenant to which this LC Rider is attached. The agreements set forth in this LC Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this LC Rider are inconsistent with the terms of the Lease, the terms of this LC Rider shall control.

                  1. Concurrently upon Tenant's execution of the Lease, Tenant shall deliver to Landlord, as additional protection for Landlord to assure the full and faithful performance by Tenant of all of its obligations under the Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease, an irrevocable and unconditional negotiable letter of credit (the "LETTER OF CREDIT"), in the form attached hereto as EXHIBIT 1 and containing the terms required herein, payable in the County of Broomfield, Colorado running in favor of Landlord issued by a solvent nationally recognized bank with a long term rating of BBB or higher (as rated by Moody's Investors Service or Standard & Poor's), and under the supervision of the Superintendent of Banks of the State of Colorado, or a national banking association, in the amount set forth in Section 10 of the Summary of the Lease ("LC AMOUNT"), as the same may be reduced pursuant to PARAGRAPH 6 below. The Letter of Credit shall be (i) "callable" at sight, irrevocable and unconditional, (ii) subject to the terms of this LC Rider, maintained in effect, whether through renewal or extension, for the entire period from the date of execution of the Lease and continuing until the date (the "LC EXPIRATION DATE") which is one hundred twenty (120) days after the expiration of the initial Lease Term, and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit then held by Landlord, without any action whatsoever on the part of Landlord, (iii) subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590, (iv) fully assignable by Landlord, and (v) permit partial draws. Notwithstanding the foregoing sentence to the contrary, in no event shall Tenant be required to maintain two (2) valid Letters of Credit each in the LC Amount at any time during the Lease Term, and upon Tenant's delivery of a valid renewal or replacement Letter of Credit in the LC Amount, in accordance with the terms of this LC Rider, the current Letter of Credit held by Landlord shall be promptly returned to Tenant. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same (the "BANK")) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the Bank of
Landlord's (or Landlord's then managing agent's) written statements that (1) such amount is due to Landlord under the terms and conditions of the Lease, (2) Tenant has filed a voluntary petition under the Federal Bankruptcy Code or (3) an involuntary petition has been filed against Tenant under the Federal Bankruptcy Code, it being understood that if Landlord or its managing agent is a limited liability company, corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); and (B) the Letter of Credit will be honored by the Bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement.

                  2. The Letter of Credit shall also provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, as a part of the assignment by Landlord of its rights and interests in and to the Lease. In the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer and Tenant shall be responsible for paying the Bank's transfer and processing fees in connection therewith.

                  3. If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the LC Amount, Tenant shall, within ten (10) days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency and any such additional letter of credit shall comply with all of the provisions of this LC Rider, and if Tenant fails to comply with the foregoing, the same shall constitute an uncurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof, and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Landlord will accept a renewal thereof (such renewal letter of credit to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its sole discretion. However, if the Letter of Credit is not timely renewed, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in this LC Rider, Landlord shall have the right to present the Letter of Credit to the Bank in accordance with the terms of this LC Rider and the proceeds of the Letter of Credit may be applied by Landlord against any Rent payable by Tenant under the Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any default by Tenant under the Lease. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord's other assets. Landlord agrees to pay to Tenant within thirty (30) days after the LC Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord and not applied against any Rent payable by Tenant under the Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any default by Tenant under the Lease; provided, however, that if prior to the LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant's creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under the Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.

                  4. Tenant hereby acknowledges and agrees that Landlord is entering into the Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant under the Lease. If there shall occur a default under the Lease as set forth in Article 19 of the Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of the Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof and that, in the event Tenant becomes a debtor under any chapter of the Federal Bankruptcy Code, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the Federal Bankruptcy Code.

                  5. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or any proceeds thereof be (i) deemed to be or treated as a "security deposit" within the meaning of Colorado law, including C.R.S. Section 38-12-103, (ii) subject to the terms of such Section 38-12-103, or (iii) intended to serve as a "security deposit" within the meaning of such Section 38-12-103. The parties hereto (A) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 38-12-103 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

                  6. Notwithstanding anything to the contrary set forth in this LC Rider, it is hereby agreed that the LC Amount shall be reduced by and to the amounts on the dates set forth on the schedule below; provided that no default on behalf of Tenant exists as of the scheduled reduction date and Landlord has not drawn down on any portion of the Letter of Credit prior to such reduction date. Any such reductions in the LC Amount pursuant this Paragraph 6 shall be accomplished through an amendment or replacement Letter of Credit, to be provided by Tenant to Landlord at Tenant's sole cost and expense.

                  7. In the event that Landlord shall have improperly drawn down on any portion of the Letter of Credit and such drawn down portion(s) have been improperly applied by Landlord, then Tenant shall have the rights set forth in this Paragraph 7. Specifically, Tenant may institute legal proceedings to determine and collect the amount of the portion(s) of the Letter of Credit which Landlord improperly drew down, if any, and in the event that Tenant prevails in such legal proceedings and receives a monetary judgment against Landlord, then Landlord shall pay such monetary judgment to Tenant within thirty
(30) days after the date such monetary judgment is entered.

   --------------------------- ----------------------- ---------------------
          Reduction Date          Amount of Reduction     Revised LC Amount
   --------------------------- ----------------------- ---------------------

     First day of 30th month          $18,956.50            $56,869.50
      of initial Lease Term

   --------------------------- ----------------------- ---------------------

     First day of 42nd month          $18,956.50            $37,913.00
      of initial Lease Term

   --------------------------- ----------------------- ---------------------

     First day of 54th month          $18,956.50            $18,956.50
      of initial Lease Term

   --------------------------- ----------------------- ---------------------

     First day of 66th month          $18,956.50                $0
      of initial Lease Term

   --------------------------- ----------------------- ---------------------
                         [SIGNATURES ON FOLLOWING PAGE]

   "Landlord"     W9/MTN REAL ESTATE LIMITED PARTNERSHIP,
                  a Delaware limited partnership

                  By:     LEGACY PARTNERS COMMERCIAL, INC.,
                          a Texas corporation, as agent and manager for Landlord

                          By:     /s/ Debra Smith
                                  ----------------------------------------------
                                  Name: Debra Smith
                                       -------------------------------
                                  Its: Senior Vice President - Marketing
                                      ------------------------------------------

    "Tenant"      MANAGED STORAGE INTERNATIONAL,
                  a Delaware corporation

                  By:  /s/ Thomas P. Sweeney, III
                       ---------------------------------------------------------
                       Name: Thomas P. Sweeney, III
                            ----------------------------------------------------
                       Its: President & CEO
                           -----------------------------------------------------


                  By:  /s/ Paul McKnight
                       ---------------------------------------------------------
                       Name: Paul McKnight
                            ----------------------------------------------------
                       Its: CFO
                           -----------------------------------------------------

                              EXHIBIT 1 TO LC RIDER
                              ---------------------

                         ------------------------------

                         ------------------------------

                         ------------------------------
                        Contact Phones:
                                        -----------------
                          IRREVOCABLE LETTER OF CREDIT


________________, 2002                         Our irrevocable standby Letter of Credit:
                                               No. _____________________________

Beneficiary:                                   Applicant:
W9/MTN REAL ESTATE LIMITED PARTNERSHIP,        MANAGED STORAGE INTERNATIONAL
a Delaware limited partnership                 a Delaware corporation
c/o Legacy Partners Commercial, Inc.           1140 Pearl Street
700 17th Street, Suite 300                     Boulder, Colorado 80302
Denver, Colorado  80202

                                               Amount:  Exactly USD $____________
                                               (_______________________ and __/100 Dollars)

                                               Final Date of Expiration:  _________________
                                               [INSERT DATE WHICH IS 120 DAYS AFTER
                                               THE EXPIRATION DATE]

                  We (the "Bank") hereby issue our irrevocable standby Letter of Credit No. ______________ in Beneficiary's favor for the account of the above-referenced Applicant, in the aggregate amount of exactly USD $_______________.

                  This Letter of Credit is available with us at our above office by presentation of your draft drawn on us at sight bearing the clause: "Drawn under ______________ [INSERT NAME OF BANK] Letter of Credit No. ______________" and accompanied by the following:

                  1. Beneficiary's signed certification purportedly signed by an authorized officer or agent stating:

                  (A) "Such amount is due to the Beneficiary as landlord under the terms and conditions of that certain lease agreement dated March 15, 2002 for premises located at 12303 Airport Way, Broomfield, Colorado 80021"; or

                  (B) "The Bank has notified us that this Letter of Credit will not be extended beyond the current expiration date of this Letter of Credit;" or

                  (C) "Tenant has filed a voluntary petition under the Federal Bankruptcy Code;" or

                  (D) "An involuntary petition has been filed against Tenant under the Federal Bankruptcy Code."

                  2.       The original of this Letter of Credit.

                  Special conditions:

                  Partial draws under this Letter of Credit are permitted.

                  This Letter of Credit shall expire on ______________ [INSERT DATE WHICH IS ANNUAL ANNIVERSARY OF LEASE COMMENCEMENT DATE]; provided, however, that notwithstanding the above expiration of this Letter of Credit, this Letter of Credit shall be automatically extended for successive, additional one (1) year periods, without amendment, from the present or each future expiration date but in any event not beyond _____________ [INSERT DATE WHICH IS 120 DAYS AFTER THE EXPIRATION DATE] which shall be the final expiration date of this Letter of Credit, unless, at least thirty (30) days prior to the then current expiration date we notify you by registered mail/overnight courier service at the above address that this Letter of Credit will not be extended beyond the current expiration date.

                  We hereby agree with you that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation to us of the documents described in Paragraph 1 above on or before the expiration date of this Letter of Credit, without inquiry as to the accuracy thereof and regardless of whether Applicant disputes the content of any such documents or certifications.

                  This Letter of Credit is transferable and any such transfer may be effected by us, provided that you deliver to us your written request for transfer in form and substance reasonably satisfactory to us. Beneficiary may, at any time and without notice to Applicant and without first obtaining Applicant's consent thereto, transfer all or any portion of Beneficiary's interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Beneficiary of Beneficiary's rights and interests in and to the Lease. The original of this Letter of Credit together with any amendments thereto must accompany any such transfer request.

                  Except so far as otherwise expressly stated, this documentary credit is subject to the International Standby Practices 1998, International Chamber Of Commerce Publication No. 590.

By:
    ----------------------------------------------
    Authorized signature

                  Please direct any correspondence including drawing or inquiry quoting our reference number to the above referenced address.

                      This document consists of two pages.

                                  OFFICE LEASE

                         MOUNTAIN VIEW CORPORATE CENTER
                              BROOMFIELD, COLORADO

                                    SUITE 250

                     W9/MTN REAL ESTATE LIMITED PARTNERSHIP,

                         A DELAWARE LIMITED PARTNERSHIP

                                   AS LANDLORD


                                       AND


                         MANAGED STORAGE INTERNATIONAL,
                             A DELAWARE CORPORATION

                                    AS TENANT




                                 MARCH 15, 2002

                                TABLE OF CONTENTS

                                                                            PAGE

1.     LEASED PREMISES.........................................................1
2.     TERM....................................................................3
3.     RENT....................................................................3
4.     SECURITY DEPOSIT........................................................4
5.     USE.....................................................................4
6.     OPERATING EXPENSES......................................................5
7.     UTILITIES AND SERVICES..................................................7
8.     MAINTENANCE, REPAIRS AND ALTERATIONS....................................8
9.     ALTERATIONS AND ADDITIONS...............................................9
10.    INSURANCE..............................................................10
11.    INDEMNITY..............................................................11
12.    DAMAGE, DESTRUCTION AND BUSINESS INTERRUPTION..........................11
13.    TENANT TAXES...........................................................12
14.    COMMON AREAS...........................................................13
15.    ASSIGNMENT AND SUBLETTING..............................................13
16.    TENANT'S DEFAULT.......................................................15
17.    LANDLORD'S DEFAULT.....................................................16
18.    CONDEMNATION...........................................................17
19.    SUBORDINATION..........................................................17
20.    QUIET ENJOYMENT........................................................18
21.    DELAYS.................................................................18
22.    GENERAL PROVISIONS.....................................................18


EXHIBITS

EXHIBIT A - LEGAL DESCRIPTION
EXHIBIT B - FLOOR PLAN
EXHIBIT B-1 - FLOOR PLAN OF FIRST OFFER SPACE
EXHIBIT B-2 - DEPICTION OF SECOND FLOOR WORK
EXHIBIT B-3 - GENERATOR SITE
EXHIBIT C - RULES AND REGULATIONS
EXHIBIT D - AMENDMENT TO LEASE
EXHIBIT E - ATTORNMENT, SUBORDINATION AND NON-DISTURBANCE AGREEMENT LETTER OF CREDIT RIDER



                                       (i)

                         MOUNTAIN VIEW CORPORATE CENTER
                         ------------------------------

                       SUMMARY OF BASIC LEASE INFORMATION
                       ----------------------------------

                  This Summary of Basic Lease Information (the "SUMMARY") is hereby incorporated by reference into and made a part of the attached Office Lease. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any initially capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

TERMS OF LEASE
--------------
(References are to the Office Lease)              DESCRIPTION
                                                  -----------
1.   Dated as of:                      March 15, 2002


2.   Landlord:                         W9/MTN REAL ESTATE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

3.   Address of Landlord:              c/o LEGACY PARTNERS COMMERCIAL, INC.
                                       12202 Airport Way, Suite 180
                                       Broomfield, Colorado 80021
                                       Attn:  Property Manager

                                       with a copy to:

                                       c/o LEGACY PARTNERS COMMERCIAL, INC.
                                       700 17th Street, Suite 300
                                       Denver, Colorado 80202
                                       Attn:  Portfolio Vice President


4.   Tenant:                           MANAGED STORAGE INTERNATIONAL,
                                       a Delaware corporation


5.   Address of Tenant:                1140 Pearl Street
                                       Boulder, Colorado 80302
                                       Attn:
                                       (Prior to Commencement Date)

                                       and

                                       12303 Airport Way, Suite 250
                                       Broomfield, Colorado 80221
                                       Attn:
                                       (After Commencement Date)


6.   Leased Premises (Article 1):

     6.1  Leased Premises:              Approximately   10,673  square  feet  of
                                        Rentable  Area  located  on  the  second
                                        (2nd) floor of the  Building (as defined
                                        below),   as  set  forth  in  EXHIBIT  B
                                        attached hereto, known as Suite 250.

     6.2  Building:                     The Leased  Premises  are located in the
                                        "Building"   whose   address   is  12303
                                        Airport Way, Broomfield, Colorado 80021.

7.   Term (Article 2):

     7.1  Lease Term:                   Approximately sixty-six (66) months.

     7.2  Commencement Date:            The  earlier  to  occur  of (i) the date
                                        upon which  Tenant  first  commences  to
                                        conduct business in the Leased Premises,
                                        and   (ii)   April   1,   2002,    which
                                        Commencement Date is anticipated to be April 1, 2002 .

     7.3  Expiration Date:              The last day of the  month on which  the
                                        sixty-sixth  (66th)  anniversary  of the
                                        Commencement Date occurs.

     7.4  Lease Amendment:              Subject  to  Article  2  of  the  Office
                                        Lease,  Landlord  and Tenant may confirm
                                        the Commencement Date and the Expiration
                                        Date  in  an   Amendment  to  the  Lease
                                        (EXHIBIT D).



                                      (ii)

8.   Base Rent (Article 3):

                                      Monthly      Annual Base Rental Rate per
      Months of       ANNUAL        Installment    Square Foot of Rentable Area
     Lease Term      Base Rent     of Base Rent       of the Leased Premises
     ----------     -----------    ------------       ----------------------

       1 - 18*      $146,753.75     $12,229.48                $13.75

       19 - 30      $149,742.19     $12,478.52                $14.03

       31 - 42      $152,730.63     $12,727.55                $14.31

       43 - 54      $155,719.07     $12,976.59                $14.59

       55 - 66      $158,814.24     $13,234.52                $14.88

* Base Rent for months 1 through 6 of the Lease Term shall be abated pursuant to
Section 3.1 of the Lease.

9.   Security Deposit (Article 4):

                                                            $38,182.66.

10.  Letter of Credit Amount (Letter of Credit Rider):

                                                            $75,826.00.

11.  Tenant's Share of Operating Expenses (Article 6):      9.29% (10,673 square
                                                            feet   of   Rentable
                                                            Area    within   the
                                                            Leased
                                                            Premises/114,908
                                                            square    feet    of
                                                            Rentable Area within
                                                            the Building).

12.  Brokers (Section 22.16):                               Legacy      Partners
                                                            Commercial,    Inc.,
                                                            and  Wright-Kingdom,
                                                            Inc.

13. Number of Parking Passes (Section 22.17):               Four (4)  unreserved
                                                            parking  spaces  for
                                                            each  1,000   square
                                                            feet   of   Rentable
                                                            Area  of the  Leased
                                                            Premises.



                                      (iii)